As filed with the Securities and Exchange Commission on May 22, 2006

1933 Act File No.
1940 Act File No. 811-05770

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ AMENDMENT NO. 9

The Chile Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

466 Lexington Avenue, New York, New York 10017-3140
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212)875-3500

Brooke A. Brown, Esq.

The Chile Fund, Inc.

466 Lexington Avenue

New York, New York 10017-3140

(Name and Address of Agent for Service)

Copies of Communications to:

Daniel Schloendorn, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	[Underwriters’ Counsel]

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum		Proposed Maximum		Amount of
Title of Securities	Amount Being	Offering Price		Aggregate		Registration
Being Registered	Registered	Per Unit(1)		Offering Price(1)		Fee(2)
Common Stock, US$0.001 par value per share	58,000 shares	US$	17.20	US$	997,600	US$	106.75

(1)                                  Estimated solely for the purpose of calculating the registration fee.

(2)                                  Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 22, 2006

PROSPECTUS

Shares

The Chile Fund, Inc.

Common Stock

US                   per share

The Chile Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company that commenced operations on September 26, 1989. The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities. It is the policy of the Fund normally to invest at least 80% of the Fund’s net assets in Chilean equity and debt securities. The Fund’s portfolio of Chilean securities, under normal market conditions, will consist principally of Chilean equity securities. There can be no assurance that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”  Credit Suisse Asset Management, LLC (“Credit Suisse, LLC”) serves as the Fund’s investment adviser and Celfin Capital Servicios Financieros S.A. (“Celfin”) serves as the Fund’s Chilean sub-adviser. The address of the Fund is 466 Lexington Avenue, New York, New York 10017, and the Fund’s telephone number is (212) 875-3500.

Investing in the Fund’s common stock may be speculative and involve a high degree of risk and should not constitute a complete investment program. Investment in Chile involves certain special considerations not typically associated with investments in the United States. Before buying any shares, you should read the discussion of the material risks of investing in the Fund’s common stock in “Risk Factors” beginning on page 18 of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public offering price	US$	US$
Sales load	US$	US$
Estimated offering expenses	US$	US$
Proceeds, after expenses, to the Fund	US$	US$

(1)  The Fund has granted the underwriters an option to purchase up to an additional                 shares of Common Stock at the public offering price less the sales load within 45 days from the date of this Prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be US$             , US$             , US$              and US$             , respectively. See “Underwriting.”

The underwriters expect to deliver the shares to purchasers on or about                        , 2006.

[MANAGING UNDERWRITER]

                    , 2006

The Fund’s outstanding shares of Common Stock and the shares offered by this Prospectus (together with the Fund’s currently outstanding shares, the “Common Stock”) are listed on the American Stock Exchange (“Amex”) under the symbol “CH.”  Prior to  May 11, 2006, the Common Stock was listed on the New York Stock Exchange (“NYSE”). For the year ended December 31, 2005, the Fund made two dividend payments to stockholders out of all of its net investment income and net realized capital gains. On September 16, 2005, the Fund paid a dividend of US$1.26 per share to stockholders, and on January 6, 2006, the Fund paid a dividend of US$3.08 per share. This dividend went ex-dividend on December 19, 2005. This means that over the course of 2005, the Fund paid dividends totaling approximately 28% of the total size of the Fund at the start of the period. The net asset value (“NAV”) of the Common Stock at the close of business on March 31, 2006 was US$15.13 per share and the last sale price of the Common Stock on the NYSE on such date was US$17.90. See “Net Asset Value.”  The market price of the Fund’s shares rose 57.74% (assuming reinvestment of dividends) during the year ended December 31, 2005, closing at US$17.65. As a result, the Fund’s shares trading on the NYSE went from a 10.8% discount to NAV to a 24.6% premium to NAV.

Shares of closed-end investment companies frequently trade at a discount to their NAV. If the Fund’s Common Stock trades at a discount to its NAV, the risk of loss may increase for purchasers in this offering. This risk may be greater for investors who expect to sell their Common Stock in a relatively short period after completion of the public offering.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Common Stock and retain it for future reference. A statement of additional information, dated May 22, 2006 (“SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Fund’s stockholder reports and SAI, the table of contents of which is on page 37 of this Prospectus, by calling (800) 293-1232 or by visiting the Fund’s website on the Internet:  http://www.credit-suisse.com/us, or by writing to the Fund at the address on the cover of this Prospectus. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov) or by visiting the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room is available by calling (202) 551-8090.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. The business, financial condition, results of operations and prospects of the Fund may have changed since that date.

TABLE OF CONTENTS

Summary	1
The Fund	9
Capitalization	9
Market and Net Asset Value Information	9
Portfolio Composition	10
Financial Highlights	12
Fees and Expenses	13
Use of Proceeds	14
Investment Objective and Policies	14
Risk Factors	18
Forward-Looking Statements	21
Management of the Fund	22
Dividends and Distributions	24
Dividend Reinvestment Program	24
Closed-End Fund Structure	27
Taxation	27
Net Asset Value	31
Description of Capital Stock	31
Certain Provisions of the Articles of Incorporation and By-laws	32
Principal Holders of Securities	33
Underwriting	33
Transfer Agent and Dividend-Paying Agent	35
Administrator, Custodian and Independent Registered Public Accounting Firm	35
Legal Opinions	36
Table of Contents for the Statement of Additional Information	37

SUMMARY

This summary highlights information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock offered by this Prospectus and is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. You should carefully read the entire Prospectus, particularly the section titled “Risk Factors” and the SAI.

The Fund

The Fund is a closed-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland that commenced operations in September 1989. As of March 31, 2006, the net assets of the Fund were approximately US$153 million. See “The Fund” for more information about the Fund.

The Offering

The Fund is offering                       shares of Common Stock at a public offering price of US$            per share. The shares of Common Stock are being offered by a group of underwriters led by [Managing Underwriter]. You must purchase at least 100 shares of Common Stock in order to participate in this offering. The Fund has granted the underwriters the right to purchase up to an additional                 shares of Common Stock at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments. See “Underwriting.” The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), require that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund’s Common Stock (calculated within 48 hours of pricing).

Listing

The outstanding shares of the Fund’s Common Stock and the shares of Common Stock offered by this Prospectus are listed on the Amex under the symbol “CH.” Prior to May 11, 2006 the Common Stock was listed on the NYSE.

Investment Objective

The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities. There can be no assurance that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Investment Policies

Under normal market conditions, substantially all, but not less than 80%, of the Fund’s net assets will be invested in Chilean equity and debt securities. The Fund’s portfolio of Chilean securities (the “Chilean Portfolio”), under normal conditions, will consist principally of Chilean equity securities. A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities. Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income.

The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.

Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when Credit Suisse, LLC believes that it is appropriate to do so in order to achieve the Fund’s investment objective. Credit Suisse, LLC expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities. The Fund may not invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating services or unrated securities which Credit Suisse, LLC determines to be of comparable quality. Because interest on most Chilean debt securities is inflation-adjusted, the variation in the value of Chilean debt securities in relation to fluctuations in the value of the Chilean peso tends to be less than would otherwise be the case.

The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities, including investments in new and early-stage companies, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies. The Fund invests only in unlisted equity securities that, in the opinion of Credit Suisse, LLC, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and may present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry (although the Fund may invest in securities issued by the government of the United States without regard to this limitation). In selecting industries and companies for investment by the Fund, Credit Suisse, LLC will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. The Fund may, for cash management purposes, invest up to 25% of its net assets in certain short-term investments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. For more information, including a description of the types of short-term instruments in which the Fund may invest, see “Investment Objective and Policies.”

In addition to the foregoing restrictions, the Fund is subject to Chilean Law No. 18,657 (“Law No. 18,657”), which limits the Chilean Portfolio to: (a) shares of Chilean “open corporations,” i.e., corporations that publicly offer their shares, or have more than 500 shareholders, or have at least 10% of the subscribed capital belonging to a minimum of 100 shareholders; (b) securities issued or guaranteed by the Chilean government; (c) securities issued by the Central Bank of Chile; (d) securities issued or guaranteed by Chilean banks or financial institutions; (e) letters of credit issued by Chilean banks, financial institutions or other authorized entities; (f) bonds and negotiable instruments registered in the Chilean Securities Register; (g) quotas of investment funds; and (h) other securities duly authorized by the Chilean Superintendency of Securities and Insurance (“SVS”).

Diversification rules under Law No. 18,657 provide that the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of preemptive rights)

and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares or in debt obligations of Chilean companies or the Chilean government the maturity to which at the date of purchase exceeds four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.

The Fund’s Investment Advisers and Portfolio Manager

Credit Suisse, LLC, the Fund’s investment adviser, is part of the asset management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries. Credit Suisse, LLC serves as the Fund’s investment adviser with respect to all investments and is responsible for making all investment decisions. Credit Suisse, LLC receives from the Fund, as compensation for its advisory services, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first US$50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of the next US$50 million and 1.10% of amounts in excess of US$100 million. Credit Suisse, LLC also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to US$20,000 per annum). See “Management of the Fund — Investment Adviser.”

Celfin serves as the Fund’s Chilean sub-adviser and provides advice and recommendations regarding the purchase and sale of Chilean securities. Celfin receives, as compensation for its sub-advisory services, an annual fee out of the advisory fee payable to Credit Suisse, LLC, calculated weekly and paid quarterly, equal to 0.20% of the Fund’s average weekly market value or net assets (whichever is lower). See “Management of the Fund — Investment Sub-adviser.”

Matthew J.K. Hickman is the Portfolio Manager for the Fund. Mr. Hickman specializes in Latin American equities and is primarily responsible for management of the Fund’s assets. He has served as the Fund’s Chief Investment Officer since 2004. From July 2003 to November 2003, he was Financial Advisor of Global Advisors. From February 2002 to July 2003, he was general manager of the private wealth management division of Compass Group Investment Advisors, and was based in Santiago, Chile. From August 2000 to February 2002, he was a financial advisor in Credit Suisse First Boston’s Private Client Services channel. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc. and serves as an investment officer of other Credit Suisse Funds.

The Fund’s Administrators

Bear Stearns Funds Management Inc. (the “Administrator”) serves as the Fund’s U.S. administrator. The Fund pays the Administrator a monthly fee that is calculated weekly at an annual rate of 0.07% on the first US$100 million of the Fund’s average weekly net assets, 0.06% on the next US$50 million of the Fund’s average weekly net assets and 0.04% on amounts in excess of US$150 million.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (the “Chilean Administrator”) serves as the Fund’s Chilean administrator. For its services, the Chilean Administrator is paid a fee, out of the advisory fee payable to Credit Suisse, LLC, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, the Chilean Administrator receives a supplemental administration fee paid by Credit Suisse, LLC and an annual reimbursement of out-of-pocket expenses and an accounting fee that are paid by the Fund.

Custodian Transfer Agent and Dividend-Paying Agent	Brown Brothers Harriman & Co. (the “Custodian”) serves as the Fund’s custodian. Computershare Trust Company, N.A. (the “Transfer Agent”) acts as the Fund’s transfer agent and dividend-paying agent.
Dividends and Distributions

The Fund’s policy is to distribute at least annually to its stockholders substantially all of its net investment income. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it currently expects to distribute any excess annually to its stockholders.

The Fund’s Transfer Agent sponsors and administers The InvestLinkSM Program (the “Program”), which is intended to provide existing stockholders with a simple and convenient way to reinvest dividends in shares of the Fund’s Common Stock with reduced brokerage commissions and fees (the Transfer Agent, in its capacity discussed herein, is referred to as the “Program Administrator”).

Dividends, interest and net realized capital gains may be remitted out of Chile at any time, subject to a 10% Chilean tax. The 10% tax is not applicable to capital gains from the sale of shares of open corporations having a stock exchange presence or from bonds issued by certain entities or companies, provided certain requirements are met. No tax is applied against remittances of capital after the five-year investment period required by Chilean law, provided that if the Fund’s Taxable Profit Fund (Fonde de Utilidades Tributables) has retained earnings that have not been distributed, then a remittance of capital is applied first to such retained earnings subject to the 10% tax. Once the retained earnings have been remitted, then the repatriated capital is not subject to tax. See “Taxation — Chilean Taxes.”

Certain Risk Factors

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential holder of the Fund’s Common Stock should consider before deciding whether to invest in the Fund’s Common Stock. For additional information about the risks associated with investing in the Fund’s Common Stock, see “Risk Factors.”

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Chilean securities. An investment in the Fund’s Common Stock may be speculative and involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Chilean Securities Risk. Like other investors in the Chilean securities markets, the Fund is subject to general economic and political conditions in Chile. The Fund’s investing in Chilean securities involves certain considerations not typically associated with investing in the United States of America (the “United States” or the “U.S.”), including generally (a) controls on foreign investment and limitations on repatriation of capital invested in Chile; (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of the Chilean securities markets; (c) currency devaluation and other currency exchange rate fluctuations; (d) more substantial governmental involvement in the economy; and (e) political uncertainty and other considerations. More specifically, (1) the Fund may not repatriate capital for five years after investment in Chile except under limited circumstances to pay expenses; (2) there can be no assurance that Chilean inflation might not adversely affect the performance of the Chilean economy or its securities market; (3) governmental and political events in Chile could affect future economic policies; (4) because of the limited forward market for the purchase of dollars in Chile and the limited circumstances under which the Fund hedges against declines in the value of the Chilean peso generally, the Fund will be adversely affected by peso devaluations against the U.S. dollar; (5) the Fund’s ability to make defensive investments may be limited by the application of repatriation restrictions and requirements to maintain minimum percentages of assets in shares of Chilean companies; and (6) due to differences between U.S. and Chilean accounting, auditing and financial reporting standards, certain material disclosures may not be made by issuers of, and less information may be available to, the Fund and other investors investing in Chilean securities.

The Fund intends to file an application with the Chilean Foreign Investment Committee (the “Foreign Investment Committee”) to enter into an investment contract pursuant to which the proceeds of this offering will be invested in Chile. While the Fund expects to receive approval from the Foreign Investment Committee to enter into such contract, there can be no assurance that such approval will be granted.

The Fund is subject to supervision and regulation by the SVS. Failure by the Fund to comply with diversification or other SVS requirements applicable to the Fund could, in addition to causing the loss of certain favorable Chilean tax treatment for the Fund, result in the assessment of fines by the SVS or other disciplinary actions.

Market Discount Risk. The Fund’s Common Stock has typically traded at a discount relative to NAV. See “Market and Net Asset Value Information” for a chart that shows how the market value of the Fund’s Common Stock has fluctuated compared to its NAV throughout the Fund’s history. The public offering price represents a      % premium over the per share NAV on                    , 2006; however, there can be no assurance that this premium will continue after this offering or that the shares will not again trade at a discount, as they have for most of the Fund’s history. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV. The provisions of the 1940 Act require, as a condition to the completion of this offering, that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund’s Common Stock (calculated within 48 hours of pricing). An investor who buys the Fund’s Common Stock in the offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of Common Stock independent of any change in their NAV.

The market price of the Fund’s Common Stock may be affected by such factors as the market supply and demand of the Common Stock. As of March 31, 2006, two stockholders owned approximately 45% of the Fund’s outstanding Common Stock. Any substantial dispositions or acquisitions of Common Stock by these investors could affect the supply or demand for, and possibly the market price of, the Common Stock. See “Principal Holders of Securities.” The Fund’s Common Stock is designed primarily for long-term investors, and you should not purchase shares of Common Stock if you intend to sell them shortly after purchase.

Equity Securities Risk. Consistent with its objective, the Fund will invest a substantial portion of its assets in Chilean equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund’s share price can fall because of weakness in the Chilean market, a particular industry or specific holdings. The Chilean market as a whole can decline for many reasons, including adverse political or economic developments in Chile or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund does not currently intend to hedge against currency risk; consequently, the Fund’s equity securities are subject to the risk that some holdings may lose value because of a decline in the value of the Chilean currency or adverse political or economic events in Chile or elsewhere. Investments in futures and options, if any, are subject to additional volatility and potential losses.

Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the securities of a single issuer. The Fund, however, is subject to Chilean laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater portion of its total assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

Management Risk. Credit Suisse, LLC’s or Celfin’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Dependence of Fund on Key Personnel. Substantially all of the Fund’s investment decisions are dependent on the expertise of the Portfolio Manager. If the Fund were to lose the services of the Portfolio Manager, it could have an adverse impact on the performance of the Fund. There can be no assurance that a suitable replacement could be found for the Portfolio Manager in the event of his death, resignation or ability to act on behalf of the Fund.

Conflicts of Interest Risk. Credit Suisse, LLC and Celfin’s advisory fees are based on the lower of the Fund’s market value or NAV. Consequently, Credit Suisse, LLC and Celfin will likely benefit from an increase in the Fund’s net assets resulting from this offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or the Portfolio Manager of the Fund could benefit indirectly from this offering because of such affiliations.

High-Yield Securities Risk. Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when Credit Suisse, LLC believes that it is appropriate to do so in order to achieve the Fund’s investment objective of total return. The Fund may invest in Chilean debt securities of any rating. Investment in high-yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities, as determined by Credit Suisse, LLC, are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. If the Fund invests in such securities, your investment in the Fund is subject to the following specific risks:

•                  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•                  greater risk of loss due to default or declining credit quality;

•                  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•                  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Stock and dividends can decline. Chile historically has had a volatile inflation rate, and if Chile’s inflation rate were to enter a period of extreme volatility, the value of the Fund’s holdings in Chilean securities would fluctuate correspondingly.

Liquidity Risk. It may be difficult for the Fund to buy and sell significant amounts of Chilean securities without an unfavorable impact on prevailing market prices. Trading on the Bolsa de Comercio de Santiago (the “Santiago Exchange”), Chile’s principal stock exchange, is not as active as trading on the NYSE, Amex or other major stock exchanges in the United States. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund’s capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

Anti-takeover Charter Provisions. The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or certain merger, asset sale or similar transactions. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices.

Tax Risks. The Fund may invest in securities of which the federal income tax treatment  may not be clear or may be subject to recharacterization by the U.S. Internal Revenue Service (the “IRS”) or the Chilean Servicio de Impuestos Internos (the “Chilean IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with the Chilean tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS or by the Chilean IRS.

Market Disruption Risk. Certain events have had a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of Chile or other countries.

THE FUND

The Fund was incorporated in the State of Maryland on January 30, 1989 and is registered under the 1940 Act. The Fund has been engaged in business as a closed-end, non-diversified management investment company since September 26, 1989. The Fund’s outstanding shares of Common Stock are listed and traded on the Amex under the symbol “CH.”  For more information on the Fund’s Common Stock, see “Description of Capital Stock.”  As of March 31, 2006, the net assets of the Fund were approximately US$153 million. The Fund’s principal office is located at 466 Lexington Avenue, New York, New York 10017 and its telephone number is 1-800-293-1232.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of                , 2006, and as adjusted to give effect to the issuance of the shares of Common Stock offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

	ACTUAL	AS ADJUSTED
(UNAUDITED)
COMMON STOCKHOLDERS’ EQUITY:
Common stock, US$0.001 par value per share; shares authorized; shares outstanding and shares outstanding as adjusted, respectively*	US$	US$
Paid-in capital	US$	US$	**
Undistributed net investment income	US$	US$
Accumulated net realized gain on investments and foreign currency-related transactions	US$	US$
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	US$	US$
Net assets applicable to Common Stock outstanding	US$	US$
Net asset value per share (US$ / )	US$	US$

*                 None of these outstanding shares are held by or for the account of the Fund.

**          As adjusted, paid-in capital reflects the proceeds of the issuance of shares of Common Stock in this offering (US$                  ) less the sales load (US$                  ) and less the estimated offering costs borne by the Fund (US$                   ) related to the issuance of shares of Common Stock in the amount of US$(         ) per share.

MARKET AND NET ASSET VALUE INFORMATION

The currently outstanding shares of Common Stock and the shares of Common Stock offered by this Prospectus subject to notice of issuance are listed on the Amex under the symbol “CH.”  Prior to May 10, 2006, shares of the Fund’s Common Stock were listed on the NYSE. Shares of the Fund’s Common Stock have typically traded at a discount in relation to NAV. Although shares of the Fund’s Common Stock have been trading recently at a premium over NAV, there can be no assurance that this will continue after this offering or that the shares will not again trade at a discount, as they have for most of the Fund’s history. Shares of closed-end investment companies, including the Fund, frequently trade at a discount from NAV. An investor who buys the Fund’s Common Stock in the offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of Common Stock independent of any change in their NAV.  See “Risk Factors – Market Discount Risk.”  The following table sets forth for each of the quarters indicated the high and low closing market prices for shares of Common Stock of the Fund. During the periods shown in the table, the Fund’s Common Stock traded on the NYSE. The following table also shows the NAV and the premium or discount from NAV at which the shares of Common Stock were trading, expressed as a percentage of NAV, at each of the high and low sales price provided. See “Net Asset Value” for information as to the determination of the Fund’s NAV.

	MARKET PRICE(1)				NET ASSET VALUE				PREMIUM/(DISCOUNT) TO NET ASSET VALUE(2)
QUARTER ENDED	HIGH		LOW		HIGH		LOW		HIGH	LOW
March 31, 2004	US$	16.000	US$	12.230	US$	15.060	US$	13.730	6.24%	(10.92)%
June 30, 2004	13.240		10.650		14.470		12.850		(8.50)%	(17.12)%
September 30, 2004	13.900		12.020		14.980		13.860		(7.21)%	(13.28)%
December 31, 2004	15.560		13.160		16.930		15.160		(8.09)%	(13.19)%
March 31, 2005	15.110		13.310		15.940		14.630		(5.21)%	(9.02)%
June 30, 2005	15.180		13.620		17.320		15.650		(12.36)%	(12.97)%
September 30, 2005	17.956		14.728		18.980		17.040		(5.40)%	(13.57)%
December 31, 2005	18.810		16.500		17.320		18.020		8.60%	(8.44)%
March 31, 2006	18.690		15.310		14.360		14.600		30.15%	4.86%

Source of Market Prices:  Bloomberg Financial.

(1) Based on high and low closing market price during the respective quarter.

(2) Based on the Fund’s computations.

The last reported sale price, NAV per Common Share and percentage premium to NAV per share of the Common Stock on                       , 2006 were US$                 , US$                  and               %, respectively. As of                       , 2006, the Fund had                        shares of Common Stock outstanding and the net assets of the Fund were US$               .

The following chart shows how shares of the Fund’s Common Stock have traded at both a premium and a discount to its NAV from September 29, 1989 through March 31, 2006.

FUND PREMIUM/DISCOUNT

source: Bloomberg Financial

PORTFOLIO COMPOSITION

At December 31, 2005, investments in Chilean equity securities totaled US$146,909,683 (or 102.30% of the Fund’s net assets) and short-term investments totaled US$24,652,907 (17.17% of the Fund’s net assets). Liabilities in excess of cash and other assets totaling US$27,959,749 (19.47%)

accounted for the balance. The Fund’s 10 largest holdings at December 31, 2005, representing 78.59% of the Fund’s net assets, are shown in the following table:

Ranking	Portfolio Security	Percentage of the Fund’s Net Assets
1	Empresa Nacional de Electricidad S.A.	17.49%
2	Empresas Copec S.A.	14.47%
3	Empresas CMPC S.A.	13.30%
4	Banco Santander Chile S.A.	6.32%
5	Vina Concha y Toro S.A.	5.23%
6	Cencosud S.A.	4.93%
7	S.A.C.I. Falabella, S.A.	4.47%
8	Compania Cervecerias Unidas S.A.	4.46%
9	Enersis S.A.	4.25%
10	Embotelladora Andina S.A.	3.67%

At December 31, 2005, US$3,732,146 (calculated in good faith using fair valuation procedures established by the Fund’s Board of Directors), or 2.60% of the Fund’s net assets, was invested in Infraestructura 2000, an unlisted equity security. See “Net Asset Value” for more information about the Fund’s fair valuation procedures.

The 10 industry segments in which the Fund was invested most heavily at December 31, 2005 were:

Ranking	Industry	Percentage of the Fund’s Net Assets
1	Electric – Integrated	18.90%
2	Food & Beverages	12.88%
3	Diversified Operations	12.11%
4	Paper & Related Products	11.13%
5	Banking	5.64%
6	Food – Retail	5.37%
7	Retail – Major Department Stores	3.74%
8	Chemicals – Diversified	3.34%
9	Telephone – Integrated	3.32%
10	Infrastructure	2.18%
Others	Others*	21.39%

*                                         “Others” includes:  Cement, Ceramic Products, Containers – Metal/Glass, Cosmetics & Toiletries, Retail – Diversified, Mining, Steel, Textiles, Airlines, Water, Forestry and Short-Term Investments.

FINANCIAL HIGHLIGHTS

The information contained in the table below shows the audited operating performance of the Fund for the past ten fiscal years.

PER SHARE OPERATING PERFORMANCE	1996	1997	1998	1999	2000	2001	2002		2003	2004	2005
Net asset value, beginning of year	$26.45	$22.59	$21.61	$12.59	$15.22	$11.43	$9.93		$8.39	$14.48	$15.68
Net investment income/(loss)	0.47	0.10	0.38	0.09	(0.06)†	0.21	0.09	*	0.07	0.16	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.44)	2.32	(6.88)‡	3.19	(3.36)	(0.70)	(1.70)		6.47	3.27	2.71
Net increase/(decrease) in net assets resulting from operations	(2.97)	2.42	(6.50)	3.28	(3.42)	(0.49)	(1.61)		6.54	3.43	2.82
Dividends and distributions to shareholders:
Net investment income	(0.47)	—	(0.32)	(0.07)	(0.01)	(0.15)	(0.09)		(0.08)	(0.47)	(0.07)
Net realized gain on investments and foreign currency related transactions	(0.26)	(3.40)	(2.20)	(0.58)	(0.58)	(0.86)	—		(0.37)	(1.76)	(4.27)
In excess of net investment income	(0.16)	—	—	—	—	—	—		—	—	—
Total dividends and distributions to shareholders	(0.89)	(3.40)	(2.52)	(0.65)	(0.59)	(1.01)	(0.09)		(0.45)	(2.23)	(4.34)
Anti-dilutive impact due to capital shares tendered or repurchased	—	—	—	—	0.22	—	0.16		—	—	—
Net asset value, end of year	$22.59	$21.61	$12.59	$15.22	$11.43	$9.93	$8.39		$14.48	$15.68	$14.16
Market value, end of year	$20.875	$17.813	$9.063	$11.250	$8.438	$8.43	$7.25		$14.10	$13.99	$17.65
Total investment return (a)	(16.43)%	3.56%	(33.00)%	31.45%	(20.04)%	13.18%	(12.93)%		100.72%	14.93%	57.74%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$317,012	$303,944	$180,357	$218,027	$154,473	$134,289	$85,082		$146,839	$158,983	$143,603
Ratio of expenses to average net assets (b)	1.96%	3.34%	—	2.16%	2.98%	2.71%	1.11%		1.74%	1.85%	1.82%
Ratio of expenses to average net assets, excluding taxes	1.48%	1.50%	1.62%	1.64%	1.73%	1.54%	2.01%		1.74%	1.62%	1.57%
Ratio of net investment income/(loss) to average net assets	1.79%	0.38%	2.29%	0.61%	(0.45)%	1.91%	1.28	%(c)	0.65%	1.12%	0.69%
Portfolio turnover rate	4.82%	35.59%	5.39%	12.01%	24.25%	29.81%	31.94%		31.94%	35.54%	37.48%

*      Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

†      Based on average shares outstanding.

‡      Includes a $0.08 per share decrease to the Fund’s NAV per share resulting from the dilutive impact of shares issued pursuant to the Fund’s automatic Dividend Reinvestment Plan.

(a)   Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program.

(b)   Ratios include the effect of Chilean taxes.

(c)   Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

FEES AND EXPENSES

Fee Table

The following table contains information about the costs and expenses that holders of the Fund’s Common Stock will bear directly or indirectly, after giving effect to the issuance of Common Stock pursuant to this Prospectus.

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	%
Dividend Reinvestment Program* and Cash Purchase Plan Fees	%

Annual Expenses (as a percentage of net assets attributable to shares of Common Stock):
Management Fees	%
Other Expenses	%
Total Annual Expenses	%

•      Participation in the Program is optional.  If you decide not to participate in the Program, this fee will not be deducted from your investment.  For more information, see “Dividend Reinvestment Program.”

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of the Fund’s Common Stock. The expenses shown in the table under “Other Expenses” are based on estimated expenses for the current fiscal year assuming no exercise of the over-allotment option granted to the underwriters. See “Underwriting.”  “Other Expenses” and “Total Annual Expenses” assume that the Fund will issue US$                              in Common Stock in this offer. If the Fund issues fewer shares of Common Stock in this offering, all other things being equal, these expenses would increase on a per-share basis. For additional information with respect to the Fund’s expenses, see “Management of the Fund.”  Other expenses include custodian and transfer agency fees, legal and accounting expenses and listing fees.

Example

The following example illustrates the expenses (including the sales load of US$                     and estimated offering expenses of US$                    ) that you would pay on a US$1,000 investment in the Fund’s Common Stock for the time period indicated and then sold your investment. The example assumes a hypothetical 5% annual return, that the estimated “Other Expenses” set forth in the Annual Expenses section of the Fee Table above are accurate and applicable to your investment, and that all dividends and distributions are reinvested at NAV. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example also assumes that the total annual expenses of                % of net assets attributable to the Fund’s Common Stock remain constant throughout the time period shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES.

1 Year	3 Years	5 Years	10 Years

US$	US$	US$	US$

USE OF PROCEEDS

The net proceeds of this offering will be approximately US$                   (or approximately US$                   if the underwriters exercise the over-allotment option in full) after the Fund pays the underwriting discounts and commissions and offering costs, estimated to be approximately US$              .

Credit Suisse, LLC anticipates that it will be able to invest substantially all of the net proceeds of this offering in accordance with the Fund’s investment objective and policies within six months after completion of this offering. Pending such investment, Credit Suisse, LLC anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns. See “Investment Objective and Policies.”

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities. At the Fund’s inception, the Fund adopted a fundamental investment policy that the Fund will invest primarily in Chilean equity and debt securities. That fundamental policy may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the Fund’s outstanding voting securities” as used in this Prospectus means the lesser of (a) 67% or more of the shares of the Fund’s Common Stock present at a meeting of stockholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares. The Chilean Portfolio, under normal conditions, will consist principally of Chilean equity securities.

Pursuant to Rule 35d-1 under the 1940 Act, registered investment companies are required to invest at least 80% of their net assets (plus any borrowings for investment purposes) in investments that are tied economically to the particular country suggested by their name. The Fund’s Board of Directors has adopted an investment policy for the Fund, pursuant to which the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Chilean securities. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days’ prior notice.

The Fund is designed for investors who want to participate in the Chilean securities markets. The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.

Investment Policies

The Fund intends its Chilean Portfolio, under normal market conditions, to consist principally of Chilean equity securities. A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities. Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income. The Fund, however, may invest a substantial portion of its assets in Chilean debt securities when Credit Suisse, LLC believes that it is appropriate to do so in order to achieve the Fund’s investment objective of total return. Credit Suisse, LLC expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities. Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

The Fund may invest up to 20% of the Chilean Portfolio in unlisted Chilean securities, including investments in new and early-stage companies, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies. The Fund invests only in unlisted equity securities that, in the opinion of Credit Suisse, LLC, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.

Although the Fund invests principally in Chilean equity securities, it may also invest a substantial portion of its assets in Chilean debt securities. Chilean debt securities that the Fund may acquire include bonds, notes and debentures of any maturity of the Chilean government, its agencies and instrumentalities, of the Central Bank of Chile and of banks and other companies determined by Credit Suisse, LLC to be suitable investments for the Fund (including repurchase agreements with respect to obligations of the Chilean government or the Central Bank of Chile). In selecting securities, Credit Suisse, LLC considers the ratings of securities by the public and private credit rating services in Chile, although Credit Suisse, LLC may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating. The Fund may not, however, invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating agencies or unrated securities that Credit Suisse, LLC believes to be of comparable quality. Chilean debt securities rated above C have at least a good capacity to pay principal and interest when due, although some of them may be susceptible to being adversely affected by changes in the issuer, the relevant industry or the economy generally. Because interest on most Chilean debt securities is inflation-adjusted, the variation in the value of Chilean debt securities in relation to fluctuations in the value of the Chilean peso tends to be less than would otherwise be the case. Chilean debt securities rated C or below are instruments with an inadequate capacity to pay capital and interest as a result of changes in the issuer, in the industry to which it belongs, or in the economy, and exhibit some probability of lateness in payments or loss of interest. The yields on lower-rated fixed-income securities generally are higher than the yield available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal than higher-rated securities. Chilean securities are rated by a number of both public and private credit rating agencies.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility. If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk. Distressed securities frequently do not produce income while they are outstanding. See “Risk Factors – High Yield Securities Risks.”

To the extent consistent with provisions of the 1940 Act and any administrative exemptions granted by the SEC, the Fund may invest in the securities of other investment companies that invest in Chilean securities. Absent special relief from the SEC, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a stockholder in any investment company, the Fund will bear its ratable share of the company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in U.S. government securities without regard to this limitation. In selecting industries and companies for investment by the Fund, Credit Suisse, LLC will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management. This policy may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.

The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. For cash management purposes, the Fund may invest up to 25% of its net assets in certain short-term investments described below and, for temporary defensive purposes, may invest up to 100% of its assets in those short-term instruments. The prohibition on repatriating capital within five years after capital is brought into Chile may limit the Fund’s ability to make defensive investments during a period in which Credit Suisse, LLC believes that such investments are warranted.

The short-term instruments in which the Fund may invest include (a) obligations of the United States government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States and foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development (the “OECD”); (d) obligations of United States corporations that are rated no lower than A-2 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or P-2 by Moody’s Investors Service, Inc., or the equivalent from another rating service or, if unrated, deemed to be the equivalent by Credit Suisse, LLC; and (e) shares of money market funds that may invest in (a) through (d). For more information on the short-term investments in which the Fund may invest, see “Investment Policies – Temporary Investments” in the SAI.

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates. Credit Suisse, LLC generally does not seek to hedge against a decline in the value of the Fund’s non-dollar denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, the Fund’s investment performance may be negatively affected by a devaluation of the Chilean peso.  Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in the Chilean peso will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Therefore, the risk of currency devaluations and fluctuations and the effect they may have on the Fund should be carefully considered by investors in determining whether to purchase shares of the Fund.

The Fund reserves the right to conduct currency exchange transactions through entering into forward contracts to purchase or sell currency or currency futures contracts should suitable hedging instruments become available on acceptable terms.

Certain investment policies that the Fund has adopted are “fundamental” policies; that is, these policies may only be changed upon the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities. These fundamental policies are described in the section captioned “Investment Policies – Investment Restrictions” in the SAI. Unless otherwise indicated, the investment policies described above are not “fundamental” and may be changed by the Fund at any time.

Foreign Investments in Chile

The Central Bank of Chile is responsible for, among other things, monetary policies and for exchange controls in Chile. According to its regulations, contained in Chapter XIV of the Compendio de Normas de Cambios Internacionales of the Central Bank of Chile (“Chapter XIV”), foreign investments must be carried out through Chile’s Mercado Cambiario Formal, or the Formal Exchange Market, and reported to the Central Bank of Chile. The Formal Exchange Market includes all commercial banks and certain exchange houses and stock broker dealers authorized by the Central Bank pursuant to Chapter III of the Compendio de Normas de Cambios Internacionales. In accordance with Chapter XIV, foreign currency payments or remittances abroad (outside of Chile) or made with funds held abroad, that correspond to capital, interest, inflation adjustments, profits, dividends or other benefits, must be carried out through the Formal Exchange Market and reported to the Central Bank of Chile. No prior approval is currently required from the Central Bank of Chile to carry out foreign investments or to make remittances abroad, although such transactions must be reported to the Central Bank of Chile after they have been carried out by the Formal Exchange Market entity through which such transactions were made.

Foreign investments can be registered with the Foreign Investment Committee under Decree Law No. 600 of 1974 (as amended) (“Decree Law 600”) or can be registered with the Central Bank of Chile under the Central Bank Act. Decree Law 600 sets forth the general rules applicable to foreign investors and governs new foreign investment in freely convertible currency, which must be made through the

Formal Exchange Market, as well as in assets, technology and investment-related credits and capitalized earnings with a right to transfer abroad. General rules concerning repatriation of capital and earnings are contained in Decree Law 600 and Law No. 18,657. Under either statute, foreign capital funds may remit out of Chile dividends, interest or net realized capital gains at any time. Capital, however, may only be repatriated five years after its entrance into Chile under Law No. 18,657.

As an alternative to Decree Law 600, investments may be made in Chile under the provisions of the Central Bank Act, pursuant to the rules of Chapter XIV and subject to the limitations on repatriation of capital contained in Law No. 18,657. For more information on these and other policies and restrictions of the Central Bank of Chile, see “Investment Policies – Foreign Investments and Exchange Controls in Chile” in the SAI.

The Fund, as an approved foreign capital fund, is authorized to purchase foreign currency in the Chilean foreign exchange markets for the purpose of remitting dividends, interest and net realized capital gains abroad pursuant to investment contracts between the Fund and the Republic of Chile, and expects that a similar investment contract for which it will apply in connection with this offering will include such authorization. Although there is no undertaking by the Central Bank that there will be willing vendors of foreign exchange, the Fund will be treated the same as all other participants in the foreign exchange market.

Diversification rules under Law No. 18,657 provide that investors such as the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase to up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of assets invested in Chile may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile). Further, at least 80% of the Chilean Portfolio must be invested in shares of Chilean companies or the Chilean government or in debt obligations of Chilean companies or the Chilean government, the maturity of which at the date of purchase must exceed four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.

Not more than 40% of the Chilean Portfolio may be invested in securities issued or guaranteed by entities belonging to the same entrepreneurial group. An “entrepreneurial group” is defined as any group of entities where links in respect to their ownership, administration or credit responsibility exist that make it reasonable to assume that the economic and financial performance of its members is guided by or subordinated to the group’s common interest or that there are shared financial risks in credits granted to them or in the acquisition of securities issued by them.

If any of these percentage limitations is exceeded, the SVS will require that the excess be corrected during a specific period of between 60 and 180 days. The excess can be corrected by a sale of the amount of securities causing the limitations to be exceeded, by a purchase of securities of other issuers or by the fluctuation in value of one or more of the Fund’s portfolio holdings. Failure to achieve compliance during the applicable time period would result in the Fund becoming subject to regular Chilean tax rates for foreign investors at the end of the period for correcting the excessive investment, as well as to other penalties. The Chilean diversification tests are applied at cost at the time of investment.

Law No. 18,657 provides that the Fund, together with all other foreign capital investment funds subject to that law, may not own in the aggregate, directly or indirectly, more than 25% of the shares issued by any corporation. Because other funds that are subject to Law No. 18,657 also make investments in Chile, available investment opportunities for the Fund may be reduced, which may adversely affect the Fund’s ability to achieve its investment objective and its performance. In order to avoid the risk of having to sell shares at an inopportune time, the Fund will seek to ascertain the extent of holdings by any other foreign capital investment fund subject to Law No. 18,657 prior to making an investment, although this information may not be available or, if available, may not be obtainable on a timely basis.

Should any investment restriction imposed by Law No. 18,657 be removed or liberalized, the Fund reserves the right to invest accordingly, without stockholder approval, except to the extent that such investment conflicts with the Fund’s investment objective or its fundamental investment restrictions. For more information on restrictions imposed by, and requirements of, Law No. 18,657, see “Investment Policies – Additional Chilean Restrictions” in the SAI.

Credit Suisse, LLC intends for the Fund to comply with the diversification limitations and other investment restrictions to which it is subject and believes that, under current market conditions, doing so will not significantly adversely affect the Fund’s ability to achieve its investment objective. For more information about these diversification limitations and investment restrictions, see “Investment Policies – Additional Chilean Restrictions” in the SAI.

RISK FACTORS

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential buyer of the Fund’s Common Stock should consider before deciding whether to invest in the Fund’s Common Stock. For additional information about the risks associated with investing in the Fund’s Common Stock, see the discussion of risks associated with the Fund’s investments found in “Investment Policies” in the SAI.

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Chilean securities. An investment in the Fund’s Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Chilean Securities Risk

Like other investors in the Chilean securities markets, the Fund is subject to general economic and political conditions in Chile. The Fund’s investing in Chilean securities involves certain considerations not typically associated with investing in the United States, including generally (a) controls on foreign investment and limitations on repatriation of capital invested in Chile; (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of the Chilean securities markets; (c) currency devaluation and other currency exchange rate fluctuations; (d) more substantial governmental involvement in the economy; and (e) political uncertainty and other considerations. More specifically, (1) the Fund may not repatriate capital for five years after investment in Chile except under limited circumstances to pay expenses; (2) there can be no assurance that Chilean inflation might not adversely affect the performance of the Chilean economy or its securities market; (3) governmental and political events in Chile could affect future economic policies; (4) because of the limited forward market for the purchase of dollars in Chile and the limited circumstances under which the Fund hedges against declines in the value of the Chilean peso generally, the Fund will be adversely affected by Chilean peso devaluations against the U.S. dollar; (5) the Fund’s ability to make defensive investments may be limited by the application of repatriation restrictions and requirements to maintain minimum percentages of assets in shares of Chilean companies; and (6) due to differences between U.S. and Chilean accounting, auditing and financial reporting standards, certain material disclosures may not be made by issuers of, and less information may be available to the Fund and other investors investing in, Chilean securities.

The Fund intends to file an application with the Foreign Investment Committee to enter into an investment contract, pursuant to which the proceeds of this offering will be invested in Chile. While the Fund expects to receive approval from the Foreign Investment Committee to enter into such contract, there can be no assurance that such approval will be granted. See “Investment Policies – Investment and Repatriation Controls” in the SAI for more information about the Fund’s investment contract arrangements with the Foreign Investment Committee.

The Fund is subject to supervision and regulation by the SVS. Failure by the Fund to comply with diversification or other SVS requirements applicable to the Fund could, in addition to causing the loss of certain favorable Chilean tax treatment for the Fund, result in the assessment of fines by the SVS or other disciplinary actions.

Chilean accounting, auditing and financial reporting standards are not identical to United States standards and, therefore, certain material disclosures may not be made by issuers of, and less information may be available to investors investing in, Chilean securities in comparison to United States securities.

Market Discount Risk

The Fund’s Common Stock has typically traded at a discount relative to NAV. See “Market and Net Asset Value Information” for a chart that shows how the market value of the Fund’s Common Stock has fluctuated compared to its NAV throughout the Fund’s history. The public offering price represents a         % premium over the per share NAV on                   , 2006; however, there can be no assurance that this premium will continue after this offering or that the shares will not trade again at a discount, as they have for most of the Fund’s history. Shares of closed-end investment companies frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of this offering, that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund’s Common Stock (calculated within 48 hours of pricing). An investor who buys the Fund’s Common Stock in the offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of Common Stock independent of any change in their NAV. Whether stockholders will realize a gain or loss upon the sale of the Fund’s shares of Common Stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s shares of Common Stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of Common Stock will trade at, below or above NAV, or below or above the public offering price for the shares of Common Stock. As of March 31, 2006, two stockholders owned approximately 45% of the Fund’s outstanding Common Stock (see “Principal Holders of Securities”). Any substantial dispositions or acquisitions of Common Stock by these investors could affect the supply or demand for, and possibly the market value of, the Common Stock. The Fund’s Common Stock is designed primarily for long-term investors, and you should not purchase shares of Common Stock if you intend to sell them shortly after purchase.

Equity Securities Risk

Consistent with its objective, the Fund will invest a substantial portion of its assets in Chilean equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund’s share price can fall because of weakness in the Chilean market, a particular industry or specific holdings. The Chilean market as a whole can decline for many reasons, including adverse political or economic developments in Chile or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund does not currently intend to hedge against currency risk; consequently, the Fund’s equity securities are also subject to the risk that some holdings may lose value because of a decline in the value of the Chilean currency or adverse political or economic events in Chile or elsewhere. Investments in futures and options, if any, are subject to additional volatility and potential losses.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater portion of its total assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Fund, however, is subject to Chilean laws limiting investments in a single issuer and intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Management Risk

Credit Suisse, LLC’s or Celfin’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Dependence of Fund on Key Personnel

Substantially all of the Fund’s investment decisions are dependent on the expertise of its Portfolio Manager. If the Fund were to lose the services of the Portfolio Manager, it could have an adverse impact on the performance of the Fund. There can be no assurance that a suitable replacement could be found for the Portfolio Manager in the event of his death, resignation or inability to act on behalf of the Fund.

Conflicts of Interest Risk

Credit Suisse, LLC and Celfin’s advisory fees are based on the lower of the Fund’s market value or NAV. Conseqently, Credit Suisse, LLC and Celfin will likely benefit from an increase in the Fund’s net assets resulting from this offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or the Portfolio Manager of the Fund could benefit indirectly from this offering because of such affiliations.

High-Yield Securities Risk

Although the Fund invests principally in Chilean equity securities, it may invest a substantial portion of its assets in Chilean debt securities when Credit Suisse, LLC believes that it is appropriate to do so in order to achieve the Fund’s investment objective of total return. The Fund may invest in Chilean debt securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities, as determined by Credit Suisse, LLC, are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. If the Fund invests in such securities, your investment in the Fund is subject to the following specific risks:

•                  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•                  greater risk of loss due to default or declining credit quality;

•                  adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•                  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Stock and dividends can decline. Chile historically has had a volatile inflation rate, and if Chile’s inflation rate were to enter a period of extreme volatility, the value of the Fund’s holdings in Chilean securities would fluctuate correspondingly.

Liquidity Risk

It may be difficult for the Fund to buy and sell significant amounts of Chilean securities without an unfavorable impact on prevailing market prices. Trading on the Santiago Exchange, Chile’s primary stock exchange, is not as active as trading on the NYSE or other major stock exchanges in the United States. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market prices of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund’s capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

Anti-Takeover Charter Provisions

The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund’s Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or certain merger, asset sale or similar transactions. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See “Certain Provisions of the Articles of Incorporation and By-Laws.”

Tax Risk

The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS or the Chilean IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with the Chilean tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS or by the Chilean IRS. See “Taxation.”

Market Disruption Risk

Certain events have had a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of Chile or other countries.

FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this Prospectus and those discussed in “Investment Policies” in the SAI. In this Prospectus, the Fund uses words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this Prospectus include statements as to:

•                                          the Fund’s operating results;

•                                          the Fund’s business prospects;

•                                          the impact of investments that the Fund expects to make;

•                                          the Fund’s contractual arrangements and relationships with third parties;

•                                          the dependence of the Fund’s future success on the general economy and its impact on the industries in which the Fund invests; and

•                                          the Fund’s tax status.

The Fund has based the forward-looking statements included in this Prospectus on information available to it as of the date of this Prospectus, and the Fund assumes no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Fund may make directly to you or through reports that the Fund in the future may file with the SEC, including the Fund’s annual and semi-annual reports. The Fund acknowledges that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of officers of the Fund.

The Board of Directors is divided into three classes, each having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term. There are six Directors of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and five of whom are not “interested persons.”  The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. The Fund has one Director, Martin Torino, who is a resident of Argentina, and substantially all of his assets are located outside of the United States. Although Mr. Torino is subject to service of process in the United States, it may be difficult for investors to enforce, in United States courts, judgments against Mr. Torino obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Argentinean courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

Investment Adviser

Credit Suisse, LLC, the Fund’s investment adviser, is part of the asset management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries. Credit Suisse, LLC is ultimately a wholly owned subsidiary of Credit Suisse, a major Swiss bank, which is 99.9% owned by CS Holding, a Swiss corporation. No one person or any entity possesses a controlling interest in Credit Suisse. Credit Suisse, LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Credit Suisse, LLC’s address is 466 Lexington Avenue, New York, NY 10017. As of December 31, 2005, Credit Suisse, LLC managed over US$52 billion in the U.S and, together with its global affiliates, managed assets of over US$369 billion in 12 countries.

Credit Suisse, LLC serves as the Fund’s investment adviser with respect to all investments and makes the investment decisions for the Fund with assistance from, and based on recommendations of, Celfin. Credit Suisse, LLC receives, from the Fund, as compensation for its advisory services, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first US$50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of the next US$50 million and 1.10% of amounts in excess of US$100 million. Credit Suisse, LLC also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to US$20,000 per annum).

A discussion regarding the basis for the Board of Directors approval of the investment advisory contract with Credit Suisse, LLC is available in the Fund’s annual report to stockholders for the Fund’s fiscal year ended December 31, 2005.

Investment Sub-adviser

Celfin serves as the Fund’s Chilean sub-adviser. Celfin’s address is Apoquindo 3721, Piso 19, Santiago, Chile. Celfin is ultimately controlled by its two managing directors, Juan Andres Camus and Jorge Diego Errazuriz. Under the supervision of the Fund’s Board of Directors and Credit Suisse, LLC, Celfin provides a variety of services, including furnishing advice and making recommendations regarding the sale and purchase of Chilean securities; providing statistical research and other data for use in connection with the Fund’s investment program; identifying regulatory and other governmental requirements in connection with the Fund’s activities in Chile; monitoring the execution of transactions and the settlement and clearance of the Fund’s securities transactions; and providing information regarding corporate actions, repatriation restrictions, currency restrictions, and other matters that the Fund or Credit Suisse, LLC may request from time to time. Celfin receives, as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to Credit Suisse, LLC, calculated weekly and paid quarterly, equal to 0.20% of the Fund’s average weekly market value or net assets (whichever is lower). Celfin also receives certain other fees paid by the Fund. See “Administrator, Custodian and Independent Registered Public Accounting Firm.”

Celfin has represented to the Fund that it seeks to keep itself informed of the regulatory requirements of the U.S. securities laws insofar as they relate to the services to be provided by Celfin to the Fund. Celfin is domiciled outside of the United States and substantially all of its assets are located outside of the United States. Although Celfin is subject to service of process in the United States, it may be difficult for investors to enforce, in United States courts, judgments against Celfin obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Chilean courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

A discussion regarding the basis for the Board of Directors approving the sub-advisory contract with Celfin is available in the Fund’s annual report to stockholders for the Fund’s fiscal year ended December 31, 2005.

Portfolio Management

Matthew J.K. Hickman is the Portfolio Manager for the Fund. Mr. Hickman specializes in Latin American equities and is primarily responsible for management of the Fund’s assets. He has served as the Fund’s Chief Investment Officer since 2004. From July 2003 to November 2003, he was Financial Advisor of Global Advisors. From February 2002 to July 2003, he was general manager of the private wealth management division of Compass Group Investment Advisors, and was based in Santiago, Chile. From August 2000 to February 2002, he was a financial advisor in Credit Suisse First Boston’s Private Client

Services channel. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc. and serves as an investment officer of other Credit Suisse Funds.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund’s Common Stock.

Expenses

Credit Suisse, LLC, Celfin, the Administrator and the Chilean Administrator are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Directors of the Fund who are affiliated with those companies or any of their affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and independent registered public accounting firms’ services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodians, any sub-custodians and the transfer and dividend paying agent, expenses in connection with the Program (see “Dividend Reinvestment Program”), SEC fees, fees and expenses of independent directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund’s officers and employees, directors’ and officers’ errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees and the related Chilean value added tax, stock exchange listing fees and expenses, expenses of qualifying the Fund’s shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes at least annually to stockholders substantially all of its net investment income (i.e., dividends, interest and other investment income) and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. Currently, the Fund expects to distribute any such excess to its stockholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. For the year ended December 31, 2005, the Fund made two dividend payments to stockholders. On September 16, 2005, the Fund paid a dividend of US$1.26 per share to stockholders, and on January 6, 2006, the Fund paid a dividend of US$3.08 per share. This dividend went ex-dividend on December 19, 2005. This means that over the course of 2005, the Fund paid dividends totaling approximately 28% of the total size of the Fund at the start of the period.

Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles and tax differences in the character of income and expense recognition. Dividends, interest and net realized capital gains may be remitted out of Chile at any time, subject to a 10% Chilean tax. The 10% Chilean tax is not applicable to capital gains from the sale of shares of open corporations having a stock exchange presence or from bonds issued by certain entities or companies, provided certain requirements are met. No tax is applied against remittances of capital after the five-year investment period required by Chilean law provided retained net profits have been previously absorbed. See “Taxation—Chilean Taxes.”

DIVIDEND REINVESTMENT PROGRAM

The Program is sponsored and administered by the Transfer Agent as the Program Administrator. The purpose of the Program is to provide existing stockholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund’s Common Stock at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one share of Common Stock of the Fund. Purchases of shares with funds from a participant’s cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant elects to participate in the Program, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Although there will be no brokerage charges with respect to shares issued directly as a result of dividends or capital gains distributions, each participant will be assessed per share processing fees (which include brokerage commissions) with respect to the Program Administrator’s open-market purchases in connection with the reinvestment of dividends or cash deposit investments.

The number of shares of Common Stock to be purchased for a participant depends on the amount of the participant’s dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase shares of the Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Program will receive cash and participants in the Program will receive the equivalent in shares.  The shares will be acquired by the Program Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the principal national securities exchange upon which the Fund’s shares trade or elsewhere.  If on the record date for the dividend, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Program Administrator will invest the dividend amount in newly issued shares on behalf of the participants.  The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the closing market price per share on the payment date.  If, on the payment date for any dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions (such condition being referred to herein as “market-discount”), the Program Administrator will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

Common Stock purchased with cash deposit investments will be acquired by the Program Administrator for participants’ accounts by purchases of outstanding shares on the open-market on the principal national securities exchange upon which such Fund’s shares trade or elsewhere, irrespective of whether the shares are trading at a market premium or at a market discount.

Shareholders participating in the Program may receive benefits not available to shareholders not participating in the Program.  If the market price (plus commissions) of the shares is above their NAV, participants in the Program will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a market value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares.  However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV.  Also, since the Fund does not redeem shares, the price on resale may be more or less than the NAV.

All shares of Common Stock purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all shares of Common Stock purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of US$100,000 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within 30 days of an address change are expected to be submitted in written form.

The Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of shares of Common Stock. The statements will also show the amount of dividends credited to such participant’s account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund’s annual and semi-annual reports to stockholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the shares of Common Stock, a participant will receive dividends through the Program for all shares held on the dividend record date on the basis of full and fractional shares held in his account, and for all other shares of the Fund registered in his name. At no cost to the participants, the Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested.

Shares of Common Stock purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for shares of Common Stock purchased under the Program. The Program Administrator will hold the shares of Common Stock in book-entry form until a Program participant chooses to withdraw his shares or terminate his participation in the Program. The number of shares of Common Stock purchased for a participant’s account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the shares of Common Stock from his Program account by notifying the Program Administrator. After receipt of a participant’s request, the Program Administrator will issue to such participant certificates for the whole shares of Common Stock so withdrawn or, if requested by the participant, sell the shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional shares of Common Stock in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional shares be issued. The Program Administrator will convert any fractional shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the shares of Common Stock of the Fund registered in participants’ names and the shares (including fractional shares) credited to participants’ Program accounts. Any stock dividend or shares resulting from stock splits with respect to shares of Common Stock, both full and fractional, which participants hold in their Program accounts and with respect to all shares of Common Stock registered in their names will be automatically credited to their accounts.

All shares of Common Stock of the Fund (including any fractional share) credited to a participant’s account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of stockholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his shares in person at a stockholders’ meeting.

A participant will receive tax information annually for the participant’s personal records and to help the participant prepare any required U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

In administering the Program, the Program Administrator will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any shares of Common Stock purchased under the Program. In this regard, a participant’s investment in shares of Common Stock held in his Program account is no different than his investment in directly held shares. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his shares of Common Stock. Neither the Fund nor the Program Administrator can guarantee that shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant’s participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator, and any such good faith determination will be final.

Any interested stockholder may participate in the Program. All cash payments or bank account deductions must be at least US$100, up to a maximum of US$100,000 annually. An interested stockholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:  (800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada). (Customer Service Associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday to Friday.)  All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the market like other shares of stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid or less liquid securities.

Shares of closed-end investment companies frequently trade at a discount from NAV. If the Fund’s Common Stock trades at a significant discount from NAV for an extended period of time, the Fund’s Board of Directors may from time to time consider engaging, but is not required to engage, in open-market repurchases, tender offers for shares or other actions intended to ameliorate the situation that the Board considers appropriate under the circumstances. The Board of Directors believes that any such actions may result in the temporary narrowing of the discount but historical trends indicate that such actions are unlikely to have any long-term effect on the discount level. No assurance is made that the Fund’s Board of Directors will decide to take any of these actions, or that if any such action is taken, the shares of Common Stock would subsequently trade at a price equal or close to NAV per share. If the Fund’s Common Stock trades at a discount from NAV for an extended period, the Fund’s Board of Directors might, but is not required to, consider converting the Fund to an open-end investment company. This action would require the favorable vote of the holders of at least 66 2/3% of the Fund’s outstanding shares entitled to be voted on the matter. See “Certain Provisions of the Articles of Incorporation and By-laws.”  The Board currently believes, however, that the Fund’s closed-end structure, in the context of an investment vehicle that is designed to invest primarily in Chile, continues to provide substantial benefits not provided by an open-end structure, including:  (i) the ability to manage the Fund’s portfolio without the need to maintain cash balances to fund redemption requests; (ii) the flexibility to invest a greater percentage of the Fund’s assets in illiquid or less liquid securities, if that were determined to be desirable; (iii) the possibility of lower operating expenses associated with managing a closed-end fund; and (iv) avoiding the need to preserve the viability of the Fund financing the distribution of the Fund’s shares in a continuous offering.

TAXATION

The following is a summary of the principal U.S. federal and Chilean income tax considerations regarding the purchase, ownership and disposition of shares in the Fund by U.S. stockholders. Each prospective stockholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change. The SAI contains additional tax information that you should read, including additional information about Chilean taxes and tax information for non-U.S. stockholders. You should also consult your own tax advisor before investing in the Fund.

The Fund and its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities. As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but the Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years). The Fund currently expects to distribute any such excess annually to its stockholders.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments will be treated as ordinary income or loss.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in shares of the Fund’s Common Stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount. With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares of Common Stock purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares. Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Chilean Taxes

The following discussion is based upon the advice of Guerrero, Olivos, Novoa y Errázuriz Ltda., Chilean counsel to the Fund.

All amounts earned by the Fund, including interest, dividends or net realized capital gains on amounts currently invested in Chile pursuant to its two investment contracts with the Republic of Chile, one entered into in 1989 upon the Fund’s inception and a second in 1993 in connection with the issuance of additional shares of Common Stock by the Fund in a rights offering (the “Investment Contracts”), that exceed original capital are subject to a 10% income tax at the time they are remitted outside Chile. The 10% Chilean tax is not applicable to capital gains obtained by foreign institutional investors (including the Fund) on the sale of (i) shares of open corporations having a stock exchange presence, meaning an adjusted presence (as a percentage of days within the last 180 days where daily transactions were higher than 200 UF, approximately US$7,000) equal to or higher than 25%, or (ii) bonds or publicly traded debt securities issued by the Central Bank of Chile, the Republic of Chile or companies incorporated in Chile, provided the sale is made in a stock exchange, in a public offering or through any other system authorized by the SVS. For these purposes, the Fund must not participate, directly or indirectly, in the control of the issuers of the securities in which it invests nor have, directly or indirectly, 10% or more of the capital or profits of such entities. To be eligible for this tax exemption, the Fund is required to register with the Chilean IRS, which registration has duly been made. The 10% Chilean tax is applied only against remittances of dividends, interest and net realized gains, regardless of the purpose for which the remittances are used. Thus, the tax applies to remittances used to pay the Fund’s expenses outside of Chile, as well as amounts distributed to the Fund’s stockholders. Such tax is paid by the Fund on a current basis and is thus indirectly borne by all stockholders, whether or not a particular stockholder participates in the Program or elects to receive distributions in cash. Amounts remitted abroad in excess of interest, dividends and net realized capital gains, which remittance should only be made to cover expenses of the Fund, will normally be subject to a tax of up to 35%. Net realized capital gains for these purposes means realized gains net of realized losses (without regard to the length of time the securities were held), including any capital loss carry-over but excluding any gains from hedging transactions. These taxes are retained by the Chilean Administrator at the time a remittance is effected and are deposited in the Chilean Treasury. The original amounts of portfolio investments as well as interest and dividends and gains thereon, if any, that have not been remitted abroad may be reinvested by the Fund in Chile and will not be subject to tax until actually remitted. No other Chilean income taxes will be payable by the Fund or by a stockholder of the Fund that is not a Chilean resident. This special tax regime is included in the Investment Contracts and will be included in a new investment contract, if and when executed by the Fund under Decree Law 600 and, under current Chilean law, will remain in effect for the duration of the Fund’s investment in Chile. Nevertheless, increases in taxes on corporations in which the Fund holds stock may affect the Fund’s return. As indicated below, the “First Category Tax” on corporate income is 17%. Since this tax is not creditable against the 10% tax on remittances, the return on dividend income received by the Fund will be affected. In addition, the protection granted by the Investment Contracts applies to income taxes, which can reasonably be deemed to include capital gains taxes, but does not refer to other taxes, such as VAT, sales and stamp taxes, that may be imposed on the Fund or its operations in Chile as a consequence of changes in general legislation. However, no taxation may affect in a discriminatory way the Fund or other foreign investors that have entered into an investment contract pursuant to the provisions of Decree Law 600. Under current law, the Fund is not subject to any Chilean inheritance, wealth or estate taxes.

The Fund would become subject to Chilean tax at rates applicable to foreign investors, in accordance with tax laws then in effect, should the Fund fail to sell investments held in violation of the diversification requirements contained in Law No. 18,657 within the time prescribed by SVS. Under the general tax regime, the Fund would be subject to a 17% “First Category Tax” on income (other than dividend income distributed to the Fund by a company that is subject to the First Category Tax on such income). In addition, distributions received by stockholders of the Fund would be subject to a 35% withholding “Additional Tax” against which the First Category Tax could be credited. In order to assess the taxable basis of the “Additional Tax,” the credit for the First Category Tax must be added to it. Therefore, the aggregate tax burden for both taxes, calculated as a percentage of pre-tax income, would be no greater than 35%. Investors should be aware that, under the general tax regime applicable to foreign investors, tax rates, taxable basis and the manner in which taxes would be applied may be amended by law at any time. The Fund would be subject to the above-described taxation for the duration of its operation in Chile and would continue to be unable to repatriate capital out of Chile during the five years after the capital is brought into Chile. No tax is applied against remittances of capital after the five-year investment period required by Chilean law, provided that if the Fund’s Taxable Profit Fund (Fondo de Utilidades Tributables) has retained earnings that have not been distributed, then a remittance of capital is applied first to such retained earnings subject to the 10% tax. Once the retained earnings have been remitted, then the repatriated capital is tax exempt. In other words, while capital may be repatriated after the five-year term has elapsed, under a Chilean IRS interpretation, when there is a capital repatriation and retained taxable profits that have not been taxed, the capital repatriation is characterized for tax purposes as a distribution of taxable profits as to the part that was not taxed, and therefore, it is subject to the 10% tax.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO

CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

NET ASSET VALUE

The NAV of the Fund is determined daily as of the close of regular trading on the NYSE on each day the NYSE is open for business. The NAV per share is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities, by the total number of outstanding shares of Common Stock. The Fund’s equity investments are valued at market value, which generally is determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the “Valuation Time”). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Trading in securities on foreign markets takes place on some days (including weekends and holidays) when the NYSE is not open, and does not take place on some days when the NYSE is open, so the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its NAV.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s Valuation Time, but after the close of the securities’ primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At December 31, 2005, the Fund held 2.60% of its net assets in a security valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of US$4,296,118 and fair value of US$3,732,146. The Fund’s estimate of fair value assumes a willing buyer and a willing seller, neither acting under a compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material.

For purposes of determining compliance with certain Chilean investment restrictions (see “Investment Policies – Additional Chilean Restrictions” in the SAI) and calculating the amount of capital that can be remitted out of Chile to cover U.S. expenses during the first five years after capital is invested in Chile (see “Investment Policies – Investment and Repatriation Controls” in the SAI), the value of the Fund’s assets are determined at least monthly as follows:  securities for which market quotations are available are valued at the closing price on the last day of the month or, if no sale has taken place on that day, at the closing price on the last day on which a sale has taken place. Securities that are considered to be infrequently traded by the SVS are valued in accordance with SVS regulations. Investments in unlisted shares are valued at inflation-adjusted book value unless financial statements are not filed with the SVS for the subject corporation by May 30th of each year, in which case such corporation must be valued at US$1 until the financial statements are filed. The Fund’s assets in Chile are valued in U.S. dollars using the observed exchange rate that effectively corresponds to the date of valuation.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund’s Articles of Incorporation and By-laws. This summary is not necessarily complete, and the Fund refers you to the Maryland General Corporation Law and the Fund’s Articles of Incorporation and By-laws for a more detailed description of the provisions summarized below.

The Fund has been engaged in business as a closed-end, non-diversified management investment company since September 26, 1989. The authorized capital stock of the Fund is 100,000,000 shares of

Common Stock, US$0.001 par value. Of the 10,139,926 shares of Common Stock issued and outstanding at December 31, 2005, Credit Suisse, LLC owned 14,615 shares of Common Stock. There are no outstanding options or warrants to purchase the Fund’s stock. Under Maryland law, the Fund’s stockholders generally are not personally liable for the Fund’s debts or obligations.

The Board of Directors of the Fund has the authority to classify and reclassify any authorized but unissued shares of Common Stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the shares of Common Stock. The Board may also authorize the issuance of additional shares of Common Stock or securities convertible into Common Stock. All shares of the Fund’s Common Stock have equal rights as to dividends and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, preemptive, or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after debts and expenses. Shareholders are entitled to one vote per share and do not have cumulative voting rights.

Information about the class of shares of the Fund as of December 31, 2005 is as follows:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of the Amount Held by the Fund or for its Account
Common Stock	100,000,000	0	10,139,926

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Articles of Incorporation and By-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only by a vote of the holders of at least 66 2/3% of the shares of the Fund entitled to be voted on the matter.

In addition, the conversion of the Fund from a closed-end to an open-end investment company requires the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund. If the Fund were to be converted into an open-end investment company, it could be restricted in its ability to redeem its shares (other than in kind) because of Chilean restrictions on repatriation of the Fund’s capital within five years after investing. Making distributions only in kind might require that the Fund receive prior approval from the SEC.

In addition, the affirmative vote of the holders of 66 2/3% of the outstanding shares of the Fund is required to authorize the liquidation or dissolution of the Fund (unless a majority of the Continuing Directors, as defined below, approves the liquidation or dissolution, in which case an affirmative vote of a majority of the outstanding shares of the Fund is required) or any of the following transactions:

(i)                                     merger, consolidation or share exchange of the Fund with or into any other corporation;

(ii)                                  issuance of any securities of the Fund to any person or entity for cash (other than pursuant to the Program and Cash Purchase Plan);

(iii)                               sale, lease or exchange of all or a substantial part of the assets of the Fund to any entity or person (except sales having an aggregate fair market value of less than US$1,000,000); or

(iv)                              sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than US$1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote will not be required with respect to the foregoing enumerated transactions where the Continuing Directors of the Fund (defined for this purpose as those Directors who either were members of the Board of Directors on the date of the closing of the initial public offering or subsequently become Directors and whose election is approved by the Continuing Directors then on the Board) under certain conditions approve the transaction. The Fund’s By-laws also include advance notice requirements for shareholder proposals.

Provisions such as those described above and other provisions in the Articles of Incorporation and By-laws of the Fund could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer of similar transaction. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Fund, as of March 31, 2006, the following persons own, of record or beneficially, 5% or more of the outstanding shares of Common Stock of the Fund:

Name and Address	Number of Shares Beneficially Owned	Percent of Shares
Administradora de Fondos de Pensiones de Provida, S.A. Avenida Pedro de Valdivia 100 Piso 9 Santiago, Chile	2,374,199	23.41%

A.F.P. Habitat S.A. Avenida Providencia 1909 Piso 9 - Providencia Santiago, Chile	2,181,300	21.51%

This information is based on portfolio information filed with La Superintendencia de Administradoras de Fondos de Pensiones by Chilean pension funds as of March 31, 2006.

UNDERWRITING

[Managing Underwriter] is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Common Stock set forth opposite the underwriter’s name.

Underwriter	Number of Shares

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock.

The underwriters propose to offer some of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares of Common Stock to dealers at the public offering price less a concession not to exceed US$                  per share of

Common Stock. The sales load of US$                  per common share of Common Stock is equal to                % of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed US$                  per share of Common Stock on sales to other dealers. If all of the shares of Common Stock are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any shares of Common Stock purchased on or before                  , 2006. The representative has advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to                    additional shares of Common Stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares of Common Stock approximately proportionate to that underwriter’s initial purchase commitment.

The Fund and Credit Suisse, LLC have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of [Managing Underwriter], dispose of or hedge any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock. [Managing Underwriter] in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

The Fund’s outstanding shares of Common Stock and the shares of Common Stock offered by this Prospectus are listed on the Amex under the symbol “CH.”

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Stock.

Paid by the Fund
	No Exercise	Full Exercise
Total	US$	US$
Per share	US$	US$

The Fund and Credit Suisse, LLC have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares of Common Stock after trading in the shares of Common Stock has commenced on the Amex. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares of Common Stock as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with this offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares of Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with this offering, [Managing Underwriter], on behalf of the underwriters, may purchase and sell shares of Common Stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of Common Stock in excess of the number of shares of Common Stock to be purchased by the underwriters in this offering, which creates a syndicate short position. “Covered” short sales are sales of shares of Common Stock made in an amount up to the number of shares of Common Stock represented by the underwriters’ over-allotment option. In determining the source of shares of Common Stock to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares of

Common Stock available for purchase in the open market as compared to the price at which they may purchase shares of Common Stock through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares of Common Stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares of Common Stock in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of Common Stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares of Common Stock in the open market after pricing that could adversely affect investors who purchase in this offering. Stabilizing transactions consist of bids for or purchases of shares of Common Stock in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when [Managing Underwriter] repurchases shares of Common Stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares of Common Stock. They may also cause the price of shares of Common Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Amex or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

The Fund estimates that its portion of the total expenses of this offering, excluding sales load, will be US$                .

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of shares of Common Stock to underwriters for sale to their online brokerage account holders. The representative will allocate shares of Common Stock to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters have performed investment banking and advisory services for Credit Suisse, LLC and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for Credit Suisse, LLC and its affiliates in the ordinary course of business.

The principal business address of [Managing Underwriter] is                                     .

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940, acts as the Fund’s transfer agent and dividend-paying agent. The Transfer Agent can be contacted at one of the following telephone numbers: (800) 730-6001 (U.S. and Canada) or (781)575-3100 (outside U.S. and Canada).

ADMINISTRATOR, CUSTODIAN AND
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Administrator provides certain administrative services for the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179. The Fund pays the Administrator a monthly fee that is calculated weekly at an annual rate of 0.07% on the first US$100 million of the Fund’s average weekly net assets, 0.06% on the next

US$50 million of the Fund’s average weekly net assets and 0.04% on amounts in excess of US$150 million.

Under Chilean law, the Fund is required to have an administrator in Chile. The Chilean Administrator serves as the Fund’s Chilean administrator. For its services, the Chilean Administrator is paid a fee, out of the advisory fee payable to Credit Suisse, LLC, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, the Chilean Administrator receives a supplemental administration fee paid by Credit Suisse, LLC, and an annual reimbursement of out-of-pocket expenses and an accounting fee paid by the Fund. The Chilean Administrator is a Chilean corporation located at Apoquindo 3721, Piso 19, Santiago, Chile. The Chilean Administrator performs various services for the Fund, including (1) maintaining the general ledger and preparing financial statements required from the Fund pursuant to Chilean law and regulations, (2) making applications to the Central Bank for remittances of dividends, interest, net realized capital gains and capital outside Chile, (3) withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise, (4) acting as the Fund’s representative in Chile and (5) providing clerical assistance in connection with Chilean investments.

Brown Brothers Harriman & Co. serves as the Fund’s custodian. The Custodian is located at 40 Water Street, Boston, Massachusetts, 02109.

                                                                                      , acts as the Fund’s independent registered public accounting firm.

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, NY, and Guerrero, Olivos, Novoa y Errázuriz Ltda., Santiago, Chile. Certain legal matters in connection with the Common Stock will be passed upon for the underwriters by                   . Willkie Farr & Gallagher LLP and                    may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

General Information	1
Investment Objective	1
Investment Policies	1
Management	13
Codes of Ethics	17
Proxy Voting Policies and Procedures Information	18
Investment Advisory Services	18
Other Service Providers	20
Portfolio Manager	21
Brokerage Allocation	22
Tax Status	22
Financial Statements	28
Official Documents	28
Experts	28
Additional Information	28
Appendix A: The Republic of Chile	A-1
Appendix B: Proxy Voting Policy and Procedures	B-1

Shares

The Chile Fund, Inc.

Common Stock

PROSPECTUS

May    , 2006

[MANAGING UNDERWRITER]

SEC File No: 811-05770

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not a prospectus and is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 22, 2006

THE CHILE FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION

The Chile Fund, Inc. (the “Fund”“”), a Maryland corporation, is a non-diversified, closed-end management investment company which commenced operations in September, 1989.  Credit Suisse Asset Management, LLC (“Credit Suisse, LLC”) is the Fund’s investment adviser and Celfin Capital Servicios Financieros S.A. (“Celfin”) serves as the Fund’s Chilean sub-adviser.

This statement of additional information (“SAI”) relating to the Fund’s common stock is not a prospectus but should be read in conjunction with the Fund’s prospectus dated May    , 2006 (the “Prospectus”).  This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s common stock.  Investors should obtain and read the Prospectus prior to purchasing the Fund’s common stock.  A copy of the Prospectus may be obtained from the Fund without charge:  by calling (800) 293-1232, by visiting the Fund’s website on the Internet:  http://www.credit-suisse.com/us, or by writing to the Fund at 466 Lexington Avenue, New York, New York 10017-3140.  You may also obtain copies of these documents (and other information regarding the Fund) on the Securities and Exchange Commission’s (the “SEC’s”) web site (http://www.sec.gov) or by visiting the SEC’s Public Reference Room in Washington, D.C.  Information about the Public Reference Room is available by calling (202) 551-8090.  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This SAI is dated May    , 2006.

TABLE OF CONTENTS

General Information	1
Investment Objective	1
Investment Policies	1
Management	13
Codes of Ethics	17
Proxy Voting Policies and Procedures Information	18
Investment Advisory Services	18
Other Service Providers	20
Portfolio Manager	21
Brokerage Allocation	22
Tax Status	22
Financial Statements	28
Official Documents	28
Experts	28
Additional Information	28
Appendix A: The Republic of Chile	A-1
Appendix B: Proxy Voting Policy and Procedures	B-1

GENERAL INFORMATION

The Chile Fund, Inc. (the “Fund”) has been engaged in business as a closed-end, non-diversified management investment company since September 26, 1989.  The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities.  Under normal market conditions, substantially all, but not less than 80%, of the Fund’s net assets will be invested in Chilean equity and debt securities.  The Fund’s portfolio of Chilean securities, under normal conditions, will consist principally of Chilean equity securities.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s outstanding Common Stock, par value US$0.001 per share (the “Common Stock”), as of the date of this SAI, is listed and traded on the American Stock Exchange (“Amex”) under the symbol “CH.”  As of March 31, 2006, the net assets of the Fund were approximately US$153 million.

Credit Suisse, LLC, the Fund’s investment adviser, is part of the asset management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.  Credit Suisse, LLC serves as the Fund’s investment adviser with respect to all investments.  Celfin serves as the Fund’s Chilean sub-adviser.  Credit Suisse, LLC and an affiliate of Celfin also provide certain administrative services to the Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities.  This objective cannot be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  No assurance can be given that the Fund’s investment objective will be achieved.

The Fund defines Chilean securities as (a) securities of companies, the principal trading market for which is in Chile, (b) securities issued or guaranteed by the Republic of Chile or the Central Bank of Chile, (c) peso-denominated securities issued by companies to finance operations in Chile, or (d) securities of companies that derive more than 50% of their revenues or profits from goods or services produced in Chile or sales made in Chile or have more than 50% of their assets in Chile.

INVESTMENT POLICIES

The Fund’s policy is to seek to invest substantially all of its net assets in Chilean equity and debt securities and, under normal conditions, to invest at least 80% of its net assets in such securities (the “Chilean Portfolio”).  The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain.  The prohibition on repatriating capital within five years after capital is brought into Chile may limit the Fund’s ability to make defensive investments during a period in which Credit Suisse, LLC believes that such investments are warranted.  The Fund does not seek to achieve its investment objective in each portfolio security, but endeavors to manage its portfolio as a whole in such a way as to achieve its objective.  A substantial portion of the equity securities acquired by the Fund are expected to be dividend-paying securities.  Chilean companies listed on the stock exchanges are required by law to pay out as dividends at least 30% of annual audited net income.

The Fund intends its portfolio of Chilean securities, under normal market conditions, to consist principally of Chilean equity securities.  The Fund may, however, invest a portion of the Chilean Portfolio in Chilean debt securities when Credit Suisse, LLC believes that it is appropriate to do so in order to achieve the Fund’s investment objective of total return.  Credit Suisse, LLC expects to do so, for example, when interest rates on Chilean debt securities are high in comparison with anticipated returns on equity securities.  Chilean equity securities in which the Fund invests consist predominantly of common stocks, although the Fund may also invest to a limited extent in preferred stocks, convertible securities and, to the extent a market exists for them and investing in them is permitted under Chilean law, warrants.

Chilean debt securities that the Fund may acquire include bonds, notes and debentures of any maturity of the Chilean government, its agencies and instrumentalities, the Central Bank of Chile and banks and other companies determined by Credit Suisse, LLC to be suitable investments for the Fund (including repurchase

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agreements with respect to obligations of the Chilean government or the Central Bank of Chile).  In selecting securities, Credit Suisse, LLC considers the ratings of securities by the public and private credit rating services in Chile, although Credit Suisse, LLC may invest in securities of companies that it determines to be suitable investments for the Fund regardless of their rating.  The Fund may not, however, invest more than 5% of the Chilean Portfolio in Chilean debt securities rated C or below by Chilean rating agencies or unrated securities that Credit Suisse, LLC believes to be of comparable quality.  Chilean debt securities rated above C have at least a good capacity to pay principal and interest when due, although some of them may be susceptible to being adversely affected by changes in the issuer, the relevant industry or the economy generally.  Chilean debt securities rated C or below are instruments with an inadequate capacity to pay capital and interest as a result of changes in the issuer, in the industry to which it belongs, or in the economy, and exhibit some probability of lateness in payments or loss of interest.  The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities.  However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal than higher-rated securities.  Chilean securities are rated by a number of both public and private credit rating agencies.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund will invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.  If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans.  Distressed securities frequently do not produce income while they are outstanding.  The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. In such event, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

The Chilean Superintendency of Securities and Insurance (“SVS”) has authorized the Fund to invest up to 20% of the Chilean Portfolio in unlisted Chilean equity securities, including those issued by new and early stage companies whose securities are not publicly traded.  The Fund has adopted a policy that it may so invest, provided that not more than 3% of the Chilean Portfolio may be invested in unlisted securities of Chilean companies that, at the time of investment, had less than one year of operations, including operations of predecessor companies.  The Fund invests only in unlisted equity securities that, in the opinion of Credit Suisse, LLC, present opportunities for substantial growth over a period of two to five years, notwithstanding that such investments may be illiquid and present risks not normally existing in publicly owned, more established companies with possibly higher market capitalizations.

To the extent consistent with provisions of the 1940 Act and any administrative exemptions granted by the SEC, the Fund may invest in the securities of other investment companies that invest in Chilean securities.  Absent special relief from the SEC, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company.  As a shareholder in any investment company, the Fund would bear its ratable share of the company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

The Fund will not invest 25% or more of its total assets in the securities of companies in the same industry, although the Fund may invest in United States government securities without regard to this limitation.  In selecting industries and companies for investment by the Fund, Credit Suisse, LLC will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

In pursuing its investment objective, the Fund is subject to restrictions with respect to the Chilean Portfolio imposed by Chilean Law No. 18,657 (“Law No. 18,657”).  While these restrictions may narrow the investment opportunities available to the Fund, Credit Suisse, LLC believes that they will not prevent the Fund from achieving its investment objective.  See “Additional Chilean Restrictions” below for a summary of the restrictions relating to the composition of the Chilean Portfolio.

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Portfolio Turnover

The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain.  The Fund’s annual portfolio turnover rate is not anticipated to exceed 50%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

Temporary Investments

The Fund may, for cash management purposes, invest up to 25% of its assets in certain short-term investments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments.  The prohibition on repatriating capital within five years after capital is brought into Chile may limit the Fund’s ability to make defensive investments during a period in which Credit Suisse, LLC believes that such investments are warranted.  See “Investment Restrictions” and “Foreign Investment and Exchange Controls in Chile.”

The short-term instruments in which the Fund may invest include (a) obligations of the United States government, its agencies or instrumentalities (including repurchase agreements with respect to these securities); (b) bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States and foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, as well as corporations located in countries that are members of the Organization for Economic Cooperation and Development (the “OECD”); (d) obligations of United States corporations that are rated no lower than A-2 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or P-2 by Moody’s Investors Service, Inc., or the equivalent from another rating service or, if unrated, deemed to be equivalent by Credit Suisse, LLC; and (e) shares of money market funds that may invest in (a) through (d).

Among the obligations of agencies and instrumentalities of the United States government in which the Fund may invest are securities that are supported by the “full faith and credit” of the United States government (such as securities of the Government National Mortgage Association), by the right of the issuer to borrow from the United States Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the United States government to purchase the agency’s obligations (such as those of the Federal National Mortgage Association) or by the credit of the United States government instrumentality itself (such as those of the Student Loan Marketing Association).

Repurchase agreements on United States or Chilean government securities are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed price and date.  The Fund will enter into repurchase agreements on United States government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on Chilean government securities with creditworthy parties in accordance with procedures established by the Fund’s Board of Directors.  The Fund will only enter into repurchase agreements pursuant to which the seller will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.  Repurchase agreements may involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Currency Transactions

Credit Suisse, LLC generally does not seek to hedge against a decline in the value of the Fund’s non-U.S. dollar denominated portfolio securities resulting from a currency devaluation or fluctuation.  As a consequence, the Fund will be subject to the risk of changes in the value of the Chilean peso (hereinafter referred to as “pesos,” “Ch$” or “Ps”) affecting the value of its portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gains received or to be received in pesos that it intends to remit out of Chile.  Therefore, the risk of currency devaluations and fluctuations and the effect they may have on the Fund should be carefully considered by investors in determining whether to purchase shares of the Fund.

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The Fund reserves the right to conduct currency exchange transactions through entering into forward contracts to purchase or sell currency or currency futures contracts should suitable hedging instruments become available on acceptable terms.

There is a risk that the U.S. dollar value of the ’dividends and interest received on the Fund’s portfolio securities and net capital gains realized on the sale of portfolio securities that are denominated in pesos will decline to the extent of any devaluation of the peso during the interval between the time the Fund becomes entitled to receive dividends and interest and realized gains, and the time such amounts are converted into U.S. dollars for remittance outside of Chile.

Investment Restrictions

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the Fund’s outstanding voting securities” as used in this SAI means the lesser of (a) 67% or more of the shares of the Fund’s Common Stock present at a meeting of stockholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares.  For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require eliminations of any security from the Fund’s portfolio.  Under its fundamental investment restrictions, the Fund may not:

1.  Invest 25% or more of the total value of its assets in a particular industry.  This restriction does not apply to investments in United States government securities.

2.  Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings; provided that the Fund may borrow from a bank an amount not exceeding 33 1/3% of its total assets (not including the amount borrowed) for the purpose of (a) obtaining amounts necessary to make distributions for qualification as a registered investment company or to avoid imposition of an excise tax under United States tax laws and (b) to pay Fund expenses outside Chile, and not for the purpose of leveraging.  Additional investments may not be made when borrowings exceed 5% of the Fund’s total assets.

3.  Lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Chile consistent with the Fund’s investment policies.

4.  Make short sales of securities or maintain a short position in any security.

5.  Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.  Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

7.  Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

Additional Chilean Restrictions

In addition to the foregoing restrictions, the Fund is subject to Law No. 18,657, which limits the Chilean Portfolio to:

(a)  shares of Chilean “open corporations,” i.e., corporations that publicly offer their shares, or have more than 500 shareholders, or have at least 10% of the subscribed capital belonging to a minimum of 100 shareholders;

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(b)  securities issued or guaranteed by the Chilean government;

(c)  securities issued by the Central Bank of Chile;

(d)  securities issued or guaranteed by Chilean banks or financial institutions;

(e)  letters of credit issued by Chilean banks, financial institutions or other authorized entities;

(f)  bonds and negotiable instruments registered in the Chilean Securities Register;

(g)  quotas of investment funds; and

(h)  other securities duly authorized by the SVS.

As noted above, the SVS has authorized the Fund (and has authorized other entities operating under Law No. 18,657) to invest up to 20% of the Chilean Portfolio in equity securities of unlisted companies.  The Fund has voluntarily adopted a policy of limiting, to not more than 3% of the Chilean Portfolio, its investments in unlisted securities of Chilean companies that, at the time of the investment, had less than one year of operations, including operations of predecessor companies.

The SVS has also authorized the Fund to purchase put and call options on shares, to enter into repurchase agreements and to engage in hedging transactions designed to protect the Chilean Portfolio against exchange risks.

Diversification rules under Law No. 18,657 provide that the Fund may not hold more than 5% of any Chilean issuer’s voting stock (subject to an increase of up to 10% for newly-issued shares, including through the exercise of preemptive rights) and not more than 10% of the Chilean Portfolio may be invested in securities issued or guaranteed by any single Chilean issuer (other than securities issued or guaranteed by the Chilean government or by the Central Bank of Chile).  Further, at least 80% of the Chilean Portfolio must be invested in shares or debt obligations of Chilean companies or the Chilean government, the maturity of such debt obligations at the date of purchase must not exceed four years, with not less than 60% of the Chilean Portfolio invested in shares of open corporations.

Law No. 18,657 provides that the Fund, together with all other foreign capital investment funds subject to that law, may not own in the aggregate, directly or indirectly, more than 25% of the shares issued by any corporation.  If the 25% limitation is exceeded, the foreign capital investment fund that made the purchase causing the limit to be exceeded must divest the excess shares within a 60- to 180-day period prescribed by the SVS.  As other funds subject to Law No. 18,657 make investments in Chile, available investment opportunities for the Fund may be reduced, which may adversely affect the Fund’s ability to achieve its investment objective and its performance.  In order to avoid the risk of having to sell shares at an inopportune time, the Fund will seek to ascertain the extent of holdings by any other foreign capital investment fund subject to Law No. 18,657 prior to making an investment, although this information may not be available or, if available, may not be obtainable on a timely basis.

Under Law No. 18,657, the Fund is prohibited from borrowing money in Chile.

Should any investment restriction imposed by Law No. 18,657 be removed or liberalized, the Fund reserves the right to invest accordingly, without stockholder approval, except to the extent that such investment conflicts with the Fund’s investment objective or its fundamental investment restrictions.

Foreign Investment and Exchange Controls in Chile

The Central Bank of Chile is responsible for, among other things, monetary policies and for exchange controls in Chile.  On April 19, 2001 and January 23, 2002, the Central Bank of Chile substantially liberalized Chilean exchange controls by issuing new rules that virtually eliminated the restrictions and limitations previously in force.  According to the new regulations, contained in Chapter XIV of the Compendio de Normas de Cambios Internacionales of the Central Bank of Chile (“Chapter XIV”), foreign investments must be carried out through Chile’s Mercado Cambiario Formal, or the Formal Exchange Market, and reported to the Central Bank of Chile.

5

The Formal Exchange Market includes all commercial banks and certain exchange houses and stock-broker dealers authorized by the Central Bank pursuant to Chapter III of the Compendio de Normas de Cambios Internacionales.  In accordance with Chapter XIV, foreign currency payments or remittances abroad (outside of Chile) or made with funds held abroad, that correspond to capital, interest, inflation adjustments, profits, dividends or other benefits, must be carried out through the Formal Exchange Market and reported to the Central Bank of Chile.  No prior approval is currently required from the Central Bank of Chile to carry out foreign investments or to make remittances abroad, although such transactions must be reported to the Central Bank of Chile after they have been carried out by the Formal Exchange Market entity through which such transactions were made.  Foreign investments can be registered with the Foreign Investment Committee under Decree Law No. 600 of 1974 (as amended) (“Decree Law 600”) or can be registered with the Central Bank of Chile under the Central Bank Act.

Decree Law 600 sets forth the general rules applicable to foreign investors and governs new foreign investment in freely convertible currency, which must be made through the Formal Exchange Market, as well as in assets, technology and investment-related credits and capitalized earnings with a right to transfer abroad.  The Foreign Investment Committee, acting through its authorized representative on behalf of the Republic of Chile, enters into a contract with each foreign investor, which stipulates the time period during which the investment or investments must be made.  In the case of mining investments, the period is generally eight years; in all others, generally three years.  A foreign fund can apply to the SVS for authorization to operate under Law No. 18,657 as a foreign capital investment fund.  A fund so authorized is thus subject to all of the principles and rights established in Decree Law 600, as well as to the specific rules contained in Law No. 18,657.

As an alternative to Decree Law 600, investments may be made in Chile under the provisions of the Central Bank Act, pursuant to the rules of Chapter XIV and subject to the limitations on repatriation of capital contained in Law No. 18,657.

General rules concerning repatriation of capital and earnings are contained in Decree Law 600 and Law No. 18,657.  Under either statute, foreign capital funds may remit out of Chile dividends, interest or net realized capital gains at any time.  Capital, however, may only be repatriated five years after its entrance into Chile under Law No. 18,657.  All remittances and repatriations abroad must be made through the Formal Exchange Market.  The Fund, as an approved foreign capital fund, is authorized to purchase foreign currency in the Chilean foreign exchange markets for the purpose of remitting dividends, interest and net realized capital gains abroad pursuant to investment contracts between the Fund and the Republic of Chile, and expects that a similar investment contract for which it intends to apply in connection with this offering will include such authorization.  Although there is no undertaking by the Central Bank that there will be willing vendors of foreign exchange, the Fund will be treated the same as all other participants in the foreign exchange market.

Except for the diversification rules described above in “Investment Policies – Additional Chilean Restrictions” for entities such as the Fund operating under Law No. 18,657, there are generally no percentage limitations on foreign holdings or restrictions applicable to foreign ownership of local enterprises and joint ventures that are not also applicable to Chilean investors.  Foreign investors are prohibited, however, from owning television stations and are limited in their ability to own newspaper publishers, other media entities and a limited number of other types of companies.  Neither Chilean nor foreign investors may make certain types of investments near the country’s borders or engage in uranium mining (except through contracts with the government), and certain other activities require the receipt of a government license.  In addition, the Fund has agreed with the Chilean government not to acquire unlisted shares of corporations that are foreign capital investment funds, brokers, stock exchanges or companies that are related to Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (the “Chilean Administrator”), the Chilean administrator for the Fund.

Credit Suisse, LLC intends for the Fund to comply with the diversification limitations and other investment restrictions described above and believes that, under current market conditions, doing so will have no significant adverse affect on the Fund’s ability to achieve its investment objective.  If the Fund fails to comply with these restrictions after the expiration of the period set forth in the notice of its noncompliance, the tax rate applicable to remittances of amounts exceeding original capital would be lost with respect to subsequent remittances and a tax at a current effective rate up to 35% (determined after taking into account Chilean withholding taxes and tax credits based on such withholding taxes) on amounts distributed or remitted out of Chile would be imposed on such

6

amounts.  See “Taxation – Chilean Taxes” in the Prospectus.  If the Fund’s favorable tax treatment were forfeited, the Fund nonetheless would continue to be prohibited from repatriating capital out of Chile during the five years after the capital is brought into Chile.

Investment Risks

Investing in Chilean securities involves certain considerations not typically associated with investing in the securities of U.S. companies or the U.S. government, including those discussed below.

Investment and Repatriation Controls

The Fund makes investments in Chile pursuant to the Chilean Foreign Investment Law – Decree Law 600, which governs the rights of foreign investors to acquire foreign currency, to repatriate capital and remit profits, and to Law No. 18,657, which permits investment funds organized outside Chile to invest under Decree Law 600 a minimum of US$1 million of foreign capital in a variety of Chilean securities.

The Fund’s application for authorization to operate a foreign capital investment fund under Decree Law 600 was approved by the Chilean Foreign Investment Committee on August 10, 1989.  The Fund is authorized to invest in Chile until 2089.  The initial foreign investment contract between the Fund and the Republic of Chile (the “1989 Investment Contract”) was entered into on August 16, 1989 to permit the Fund to invest up to US$200 million in Chile on or prior to August 16, 1992.  On August 25, 1993, in connection with an increase in the Fund’s capital pursuant to a rights offering to its stockholders, the Fund entered into a second investment contract under Decree Law 600 (the “1993 Investment Contract”), pursuant to which the Fund was authorized to invest an additional US$100 million on or prior to August 25, 1996.  As discussed below, the Fund intends to enter into a new investment contract under Decree Law 600 (the “Proposed Investment Contract”) pursuant to which an additional US$          million (including the net proceeds of the proposed offering) can be invested in Chile.  The 1989 Investment Contract and the 1993 Investment Contract provide for (1) non-discriminatory treatment of the Fund with Chilean investors, (2) certain repatriation rights, including the right to repatriate capital of Chile after five years and the right to remit out of Chile at any time dividends and interest received as well as net realized capital gains and, (3) a 10% tax payable on all remitted amounts not corresponding to the original invested capital, which tax rate is to be maintained for the duration of the Fund in Chile.  See “Taxation – Chilean Taxes” in the Prospectus.  The Proposed Investment Contract is expected to provide for the same rights, including an exemption from the 10% tax on certain net realized capital gains.  See “Taxation – Chilean Taxes” in the Prospectus.  The 10% tax is applied against remitted amounts and is not assessed against dividends, interest or net realized capital gains that are reinvested in Chile rather than distributed to the Fund’s stockholders.  (For this purpose, Common Stock dividends payable to the Fund’s stockholders under the Fund’s dividend reinvestment plan will not be deemed to be remitted outside of Chile and, therefore, will not be subject to the Chilean 10% tax.  On the other hand, remittances used to pay cash dividends to stockholders, like all remittances of amounts exceeding original invested capital, are subject to the 10% Chilean tax, with certain exceptions.)  The 10% Chilean tax is applied only against remittances of dividends, interest and net realized gains (except capital gains from the sale of certain shares or bonds as discussed in “Taxation – Chilean Taxes” in the Prospectus) and regardless of the purposes for which the remittances are used outside of Chile.  Thus, the tax applies to remittances used to pay the Fund’s expenses not charged in Chile, as well as to amounts distributed to the Fund’s stockholders.  Such tax is paid by the Fund on a current basis and is thus indirectly borne by all stockholders, whether or not a particular stockholder participates in the dividend reinvestment plan or elects to receive distributions in cash.  If the Fund makes the appropriate election, an amount equal to the 10% Chilean tax paid by the Fund will be included in the income of Fund stockholders.  A stockholder is entitled to a deduction or credit, subject to certain limitations, for the amount of such taxes allocated to his shares and included in his income.  See “Tax Status – United States Federal Income Taxes – Foreign Taxes.”

The issuance of a favorable report by the SVS to the Chilean Foreign Investment Committee (the “Foreign Investment Committee”) is a condition to the approval of an application to be filed by the Fund with the Foreign Investment Committee to enter into the Proposed Investment Contract.  Under the Proposed Investment Contract, the Fund would have a period of three years from the date of execution of such contract to invest up to US$          million in Chile.  Subsequent to such three-year period, no further amounts may be brought into Chile by the Fund unless the Fund enters into another investment contract.  While the Fund expects that, based on the advice of

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Chilean counsel, it will receive approval from the Foreign Investment Committee to enter into the Proposed Investment Contract, there can be no assurance that such approval will be granted.  Under Chilean regulations, the Fund, upon the receipt of a favorable report from the SVS and the filing of its application with the Foreign Investment Committee, may begin investing in Chile while the application is pending.  The Fund intends to invest the proceeds of the proposed offering in Chile pending the approval of its application.  If the application is ultimately denied by the Foreign Investment Committee, the Fund would have the option to seek the approval of the Central Bank of Chile for the investment.  If the approval of both the Foreign Investment Committee and the Central Bank of Chile is denied, the Fund may withdraw the amount previously invested in Chile and invest it in other eligible investments of the Fund.

The 10% tax under Law No. 18,657 applies to distributions of earnings under the 1989 Investment Contract and the 1993 Investment Contract and will apply to distributions of earnings attributable to amounts invested in Chile under the Proposed Investment Contract.  The 17% corporate level tax paid by Chilean corporations which pay dividends to the Fund may not be credited against the 10% remittance tax payable by the Fund.  See “Tax Status.”  The original amounts of portfolio investments, as well as interest and dividends and net realized capital gains thereon, if any, that have not been repatriated out of Chile may be reinvested at any time under the terms of the 1989 Investment Contract, the 1993 Investment Contract and the Proposed Investment Contract, as applicable.  Once repatriated, however, these amounts may be reinvested in Chile under the Proposed Investment Contract subject to the US$          million limit set forth in the Proposed Investment Contract.

Notwithstanding Decree Law 600, the Fund’s Chilean Administrator must report to the SVS all remittances and repatriations, including their amount, the estimated date of remittance, the details of the profits and/or invested capital subject to the remittance and any other information deemed convenient to clarify the information.  This report must be filed at least 10 business days prior to the estimated date of remittance and prior to the filing for approval of the remittance with the Foreign Investment Committee.  The report must also include a certificate signed by the external auditor in charge of auditing the Fund’s annual financial statements, stating that the amounts to be remitted comply, as to their determination, with the provisions of Law No. 18,657 and with the Fund’s Internal Regulations.  No prior approval from the Central Bank of Chile is required to make remittances or repatriations abroad, although they must be reported to the Central Bank of Chile after they have been made, by the Formal Exchange Market entity through which the remittance or repatriation was carried out.

The Fund is subject to supervision and regulation by the SVS.  Failure by the Fund to comply with the diversification or other requirements applicable to the Fund, in addition to resulting in loss of the favorable tax treatment described above, could result in the assessment of fines by the SVS or other disciplinary actions.

The Fund expects that the Proposed Investment Contract, like the 1989 Investment Contract and the 1993 Investment Contract, will permit the Fund to purchase foreign currency in the Formal Exchange Market for the purpose of remitting dividends, interest or net realized capital gains and repatriating capital to the extent permitted, as described above.  However, there is no undertaking by the Central Bank that there will be willing vendors of foreign exchange.  Accordingly, the availability of foreign exchange for such purposes would depend upon the supply and demand in the Formal Exchange Market as well as Chilean foreign exchange reserves, from time to time, including any allocation of such reserves.

Credit Suisse, LLC does not believe that the controls and restrictions referred to above have had or will have, under Chile’s current economic and political conditions, a significant impact on the Fund’s ability to operate and to achieve its investment objective.  The payment of Chilean taxes on remitted amounts will reduce the Fund’s total return.  The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded.  If for any reason the Fund were unable to distribute substantially all of its investment company taxable income, as defined for United States tax purposes, within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the United States Internal Revenue Code of 1986, as amended (the “Code”) (see “Tax Status – The Fund and its Investments”), and would thereby become subject to United States federal income tax on all of its income and gains.  The inability to make requisite distributions could also subject the Fund to United States federal income and excise taxes that would not otherwise

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be incurred.  The Fund is authorized to borrow in order to avoid such consequences; however, willing lenders on acceptable terms may not be available.  See “Investment Restrictions.”  The payment of additional U.S. federal taxes resulting from the inability of the Fund to make necessary distributions and the payment of interest on amounts borrowed to finance necessary distributions would adversely affect the Fund’s performance.  See “Tax Status – United States Federal Income Taxes.”

There can be no assurance that additional Chilean restrictions applicable to the Fund could not be imposed in the future, nor as to the duration or impact of such restrictions if imposed.  Under current Chilean law and judicial precedents, the 1989 Investment Contract, the 1993 Investment Contract and, when executed, the Proposed Investment Contract, may not be amended by the Chilean State or abrogated by future legislative changes.

Market Illiquidity; Volatility; Small Market Capitalization

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  At December 31, 2005, the aggregate market value of equity securities listed on the Bolsa de Comercio de Santiago (the “Santiago Exchange”), Chile’s primary stock exchange, was approximately US$135.8 billion.  For the year ended December 31, 2005, the average daily trading volume on the Santiago Exchange was US$82.1 million, with an annual trading volume of approximately US$20.6 billion.  At March 31, 2006, the market capitalization of the New York Stock Exchange (“NYSE”) was US$22.5 trillion, and the average daily equity trading volume for January and February 2006 was approximately 1.8 billion shares valued at US$69 billion.  As of December 31, 2005, 245 securities were listed on the Santiago Exchange.  Approximately 50% of the Santiago Exchange’s aggregate market capitalization accounted for approximately 65% of total volume traded during 2005.  The small market capitalization and illiquidity of the Chilean equity and debt markets may adversely affect the Fund’s ability to fully invest the proceeds of the proposed offering in Chilean securities within three years after the date of the Proposed Investment Contract, although under current Chilean market conditions, Credit Suisse, LLC expects that the net proceeds of the proposed offering will be invested in accordance with the Fund’s investment objective and policies within six months.  A high proportion of the shares of a significant number of the most widely traded Chilean companies with equity securities listed on the Santiago Exchange are held by a very limited number of persons, which may limit the number of shares available for acquisition by the Fund.  In addition, in the case of certain companies, because of the concentration of control, the Fund of necessity may be buying securities at a time when insiders are selling securities.  The limited liquidity of the Chilean securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so.  In addition, the Chilean securities markets are susceptible to being influenced by large investors trading significant blocks of securities.  Since the Chilean securities markets are not as highly regulated and supervised as U.S. securities markets, the prices at which the Fund may acquire investments may be affected by the market’s anticipation of the Fund’s investing and other factors, including trading by others based on material non-public information and securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

Currency Devaluations and Fluctuations

In September 1999, the Central Bank eliminated the exchange rate band that had been in use since 1982, moving from a managed exchange rate system to a free floating one, where the Central Bank could intervene only in exceptional circumstances.  Since then, the Central Bank intervened in the exchange rate market on only one occasion in mid-2001, when the Chilean peso suffered a strong devaluation due to regional turmoil (in Brazil and Argentina).  In addition, during 2000 and 2001, both the Central Bank and the Chilean government lifted all the restrictions on capital inflows and outflows (such as the one-year withholding period or “encaje”) and reduced or eliminated the taxes paid by foreign investors on financial assets.

Government Involvement in the Private Sector

The Chilean government’s policy since the 1980s has resulted in a shift from a high degree of government management of the economy to a more market-oriented economy, including the near-completion of a major privatization program.  The Chilean government, however, has exercised and continues to exercise substantial influence over many aspects of the private sector.  Accordingly, Chilean government actions in the future could have

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a significant effect on economic conditions, which could affect Chile’s private sector companies and the Fund, and on the market conditions, prices and yields of Chilean securities, including those in the Fund’s portfolio.

Political and Economic Factors

Political.  In September 1973, a military junta assumed power in Chile after a coup and the Commander-in-Chief of the Army, General Agosto Pinochet Ugarte, became President of Chile in December 1974.  General Pinochet remained President of Chile until 1990.  A new Constitution was approved in a national referendum in 1980 and was amended and confirmed in a plebiscite held in July 1989.  In accordance with the Constitution, civilian rule was reinstated on March 11, 1990.  National elections were held in December 1989, and Patricio Aylwin, a Christian Democrat, was elected to the Presidency beginning March 11, 1990 for a four-year term.

Mr. Aylwin’s election followed a transition from military rule to civilian rule that included a countrywide plebiscite in 1988, as contemplated in the 1980 Constitution.  Eduardo Frei Ruiz-Tagle, also a member of the Christian Democratic Party and supported by the Concertación coalition, was elected to the Presidency in December 1993 for a six-year term and took office on March 11, 1994.  In December 1999, again with the support of the Concertación coalition, Ricardo Lagos, a member of the Socialist Party (PPD), was elected to the Presidency for a six-year term.  He took office on March 11, 2000.  In 2006, Michelle Bachelet, a member of the Socialist Party, was elected to the Presidency for a six-year term.  She took office on March 11, 2006.  Re-election for the immediately-following six-year period is not allowed.

Economy.  The Chilean economy, with an estimated GDP in excess of $115 billion in 2005, has considerable natural resources, a modern, export-oriented manufacturing sector, and a sophisticated services sector.  The Chilean economy, measured by growth in Chile’s GDP, grew at a rate of 7.3% from 1990 to 1994, 5.4% from 1995 to 1999 and 4% from 2000 to 2004.  GDP increased 6.3% in 2005.

The policies of the government and Central Bank have permitted the Chilean economy to attain a gradual but significant reduction in domestic inflation, as measured by the December-to-December increase in the CPI.  The inflation rate increased sharply from 2.3% in 1999 to 4.5% in 2000, and then resumed its low levels in 2002, 2003 and 2004 (2.8%, 1.1% and 2.4%), but rose again to 3.7% in 2005.

Chile’s total public sector external debt amounted to US$6.1 billion in 2001, US$7.2 billion in 2002, US$9.3 billion in 2003, US$9.8 billion in 2004 and US$9.4 billion in 2005. The ratio of public sector external debt to GDP reached 8.9% in 2001, 10.7% in 2002, 12.6% in 2003, 10.4% in 2004 and 8.1% in 2005. Chile is current on all obligations to the International Monetary Fund.

Chile’s external accounts reflect the country’s high degree of financial and trade integration with the rest of the world, a state of affairs that began in the 1970s with the trade liberalization process and was consolidated in 2001 through capital account liberalization. In terms of external accounts, Chile’s balance of payments registered a surplus between 1987 and 1997, largely attributable to dynamic exports and record capital inflows, specifically direct investments, portfolio investments and other medium- and long-term capital. Since 2001, the Chilean economy has generated modest surpluses or deficits in its balance of payments.

With regard to exchange policy, an exchange rate band was in place from the mid-1980s until September 1999, at which time the government, during a period of favorable monetary and exchange rate conditions, adopted a free-floating exchange rate regime that is still in place today. These conditions included low and stable inflation, adequate financial regulation, an exchange rate within the set floating band, development of exchange rate and financial hedging instruments, and improvements in private risk management. Hence, the introduction of the free-floating regime was achieved without shocks and rapidly led the Chilean currency to reflect its actual real time market value.

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Reporting Standards

Chilean accounting, auditing and financial reporting standards are not identical to United States standards and, therefore, certain material disclosures may not be made by issuers of, and less information may be available to investors investing in, Chilean securities than in United States securities.  For companies that keep accounting records in local currency, Chilean inflation accounting rules require, for both tax and accounting purposes, that certain assets and liabilities characterized as non-monetary (including a company’s net worth) be restated on the company’s balance sheet in order to express items in terms of pesos of constant purchasing power.  As a general rule, items subject to inflation accounting are restated in accordance with the Chilean consumer price index.  Inventory is restated at its replacement cost while credits and debits in foreign currency are restated according to the variation in the corresponding exchange rate.  Consequently, inflation accounting may indirectly generate losses or profits due to the existence of non-monetary assets and liabilities.  With respect to non-monetary assets and liabilities, similar effects may occur due to the fact that they may be restated at different rates or for different periods of time.

The Fund’s Investments and Operations

Unlisted Securities

Although the Fund invests primarily in listed securities of established companies, it may invest up to 20% of the Chilean Portfolio in unlisted equity securities, including investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses.  Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for listed securities.

Operating Expenses

The Fund’s annual operating expenses are higher than those of many other investment companies of comparable size, although they are comparable to expenses of other closed-end investment companies registered under the 1940 Act that invest primarily in the securities of a single foreign country.

Market Discount

The Fund’s Common Stock has traded both at a premium and at a discount relative to its net asset value (“NAV”).  The public offering price represents a          % premium over the per-share NAV on                , 2006; however, there can be no assurance that this premium will continue after this offering or that the shares will not again trade at a discount.  Common shares of closed-end investment companies frequently trade at prices lower than their NAV.  The provisions of the 1940 Act require that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund’s Common Stock (calculated within 48 hours of pricing).

In addition to NAV, the market price of the Fund’s Common Stock may be affected by such factors as the market supply and demand of the Common Stock.  As of March 31, 2006, two stockholders owned approximately 45% of the Fund’s outstanding Common Stock.  Any substantial dispositions or acquisitions of Common Stock by these investors could affect the supply and demand for, and possibly the market price of, the Common Stock. The Fund’s Common Stock is designed primarily for long-term investors, and you should not purchase shares of Common Stock if you intend to sell them shortly after purchase.

Non-Diversified Status

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by that law in the proportion of its assets that may be invested in the securities of a single issuer.  The Fund is subject to Chilean laws that limit investments in a single issuer (See “Investment Restrictions –Additional Chilean Restrictions”) and intends to comply with the diversification requirements imposed by the Code.

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Currency Devaluations or Fluctuations

Credit Suisse, LLC does not seek to hedge against a decline in the value of the Fund’s peso-denominated portfolio securities resulting from a currency devaluation or fluctuation unless suitable hedging instruments are available on a timely basis and on acceptable terms.  Unless the Fund engages in hedging transactions, it will be subject to the risk of changes in the value of the peso.  The Fund may from time to time seek to protect the value of the amount of interest, dividends and net realized capital gains received or to be received in pesos that it intends to remit out of Chile during the time prior to the remittance by investing in U.S. dollar-denominated Chilean debt securities and engaging in the forward currency market for the purchase of U.S. dollars in Chile.  There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time when Credit Suisse, LLC wishes to use them to hedge amounts to be remitted.  Moreover, investors should be aware that the forward currency market for the purchase of U.S. dollars in Chile is not highly developed.

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MANAGEMENT

Directors and Officers

The Fund’s business and affairs are managed under the direction of the Fund’s Board of Directors, including the supervision of duties performed for the Fund under the investment management agreement with Credit Suisse, LLC (the “Investment Management Agreement”) and the subadvisory agreement with Celfin (the “Subadvisory Agreement”).  The Directors set broad policies for the Fund and choose its officers, who serve at the Board’s discretion.  The Board currently consists of six Directors.  As indicated, a majority of the Fund’s Board consists of Directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.  Those Directors serve the Fund as its “Independent Directors.”  The following table includes information regarding the Fund’s Directors and officers, their principal occupations and other affiliations during the past five years, the number of portfolios in the Fund Complex that they oversee, and other information about them.  The Fund Complex includes those registered investment companies that share Credit Suisse, LLC as investment adviser and that hold themselves out to the public as related companies for purposes of investment and investor services.  Stockholders who wish to send communications to a Director should send them to the attention of the Director at the address of the Fund (466 Lexington Avenue, New York, New York 10017).  All such communications will be directed to the Director’s attention.

Directors

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac* c/o Credit Suisse Asset Management, LLC Attn: General Counsel 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 10/02/41	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Director since 1996; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	48	Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

*                                         Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board.  Michael E. Kenneally, who previously held this position, resigned as a Director effective December 6, 2005.

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Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

James J. Cattano Primary Resources 5100 Tamiami Trail N. Naples, Florida 34103 Date of Birth: 06/24/43	Director; Nominating Committee Member and Audit Committee Chairman	Since 1989; current term ends at the 2008 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	6	None

Lawrence J. Fox** Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Date of Birth: 07/17/43	Director	Since 2006; current term ends at the 2007 annual meeting	Partner, Drinker Biddle & Reath, LLP (law firm) since 1972	6	Director, Winthrop Trust Company

Steven N. Rappaport** Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Director; Nominating and Audit Committee Member	Since 2003; current term ends at the 2008 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002; Transition Advisor to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	48	Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 08/14/49	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2007 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (logistics) since 2002; Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. (sugar refinery) from August 1996 to 2000	3	None

**                                  As a result of his ownership of securities of an affiliate of a [Managing Underwriter], Mr. Rappaport is an “interested person” of the Fund as defined in the 1940 Act until after completion of this offering of the Common Stock. As a result of being a partner in a law firm which represents the [Managing Underwriter] or its affiliates in certain transactions, Mr. Fox is an “interested person” of the Fund as defined in the 1940 Act until after completion of this offering of the Common Stock. After the completion of this offering, it is expected that each of Messrs. Fox and Rappaport will be an Independent Director.

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Officers

Name, Address and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Steven B. Plump Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2005	Managing Director of Credit Suisse, LLC; Associated with Credit Suisse, LLC or its predecessor since 1995; Officer of other Credit Suisse Funds

Matthew J.K. Hickman Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 01/21/64	Chief Investment Officer	Since 2004

Director of Credit Suisse, LLC; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Financial Advisor with Credit Suisse First Boston from August 2000 to February 2002; Director of ABN AMRO from September 1998 to August 2000; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 11/15/59	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse, LLC; Associated with Credit Suisse, LLC or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 09/21/66	Chief ComplianceOfficer	Since 2004

Director and Global Head of Compliance of Credit Suisse, LLC; Associated with Credit Suisse, LLC since July 2000; Vice President and Director of Compliance of Forstmann-Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds

Ajay Mehra Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 08/14/70	Chief Legal Officer	Since 2004

Director and Head of Legal Americas Traditional Asset Management and Hedge Funds of Credit Suisse, LLC; Associated with Credit Suisse, LLC since September 2004; Senior Associate of Sherman & Sterling LLP from September 2000 to September 2004; Senior Counsel of the SEC Division of Investment Management from June 1997 to September 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 10/13/67	Senior Vice President and Secretary	Since 2004

Director and Legal Counsel of Credit Suisse, LLC; Associated with Credit Suisse, LLC since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Robert Rizza Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse, LLC; Associated with Credit Suisse, LLC since 1998; Officer of other Credit Suisse Funds

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As of December 31, 2005, none of the Independent Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse, LLC or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse, LLC.

During the Fund’s fiscal year ended December 31, 2005, the Board convened six times.  Each Director attended at least 75% of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

The Fund has an Audit Committee consisting of Messrs. Arzac, Cattano and Torino, each of whom is an Independent Director and is independent of the Fund (as such term is defined by the listing standards of the Amex).  The Audit Committee convened four times during the fiscal year ended December 31, 2005.  The Fund’s Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. Pursuant to the Audit Committee Charter adopted by the Fund’s Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated March 1, 2004), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund’s independent registered public accounting firm to the Fund and to Credit Suisse, LLC and certain of its affiliates.

Messrs. Arzac, Cattano and Torino constitute the Fund’s Nominating Committee, which is composed of Directors who are not interested persons of the Fund and who are independent of the Fund (as such term is defined by the Amex’s listing standards).  The Nominating Committee convened five times during the fiscal year ended December 31, 2005.  The Fund’s Nominating Committee selects and nominates Directors.  The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated March 1, 2004), pursuant to which the Nominating Committee, when nominating a candidate, shall take into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by stockholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse, LLC, 466 Lexington Avenue, New York, New York 10017.  Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Director: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of Common Stock of the Fund that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act); information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 (the “1934 Act”), and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)).

The Fund does not have a Compensation Committee.

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The following table sets forth the dollar range of the Fund’s equity securities beneficially owned by the Fund’s current Directors as of December 31, 2005:

Director	Dollar Range of the Fund’s Equity Securities Owned by Director	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Enrique R. Arzac	$10,001-$50,000	Over $100,000
James J. Cattano	$10,001-$50,000	$50,001-$100,000
Lawrence J. Fox*	None	$10,001-$50,000
Steven N. Rappaport*	$10,001-$50,000	Over $100,000
Martin M. Torino	$1-$10,000	$10,001-$50,000

As of May 1, 2006, the Fund’s Directors and officers, in the aggregate, owned less than 1% of the Fund’s outstanding equity securities.

To the knowledge of the Fund, as of the date of this SAI, the Independent Directors and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, the underwriters.

During the fiscal year ended December 31, 2005, each Director who was not a director, officer, partner, copartner or employee of Credit Suisse, LLC, Celfin, Bear Stearns Funds Management Inc. (the “Administrator”) or any affiliate thereof, received an annual retainer of US$5,000 and a meeting fee of US$500 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund’s Board meetings.  Effective January 1, 2006, those fees increased to US$10,000 and US$1,000, respectively.  Each Director of the Fund receives fifty percent of his annual fee in the form of shares purchased by the Fund’s transfer agent in the open market on his behalf.

The following table shows certain compensation information for the current Directors of the Fund for the calendar year ended December 31, 2005.  All officers of the Fund are employees of and are compensated by Credit Suisse, LLC.  None of the Fund’s executive officers or Directors who are also officers or directors of Credit Suisse, LLC received any compensation from the Fund for such period.  The Fund does not have any bonus, profit sharing, pension or retirement plans.

Director	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex
Independent Directors
Enrique R. Arzac	$8,500	$134,667
James J. Cattano	$8,500	$36,917
Lawrence J. Fox*	None	$53,000
Steven N. Rappaport*	$8,500	$109,200
Martin M. Torino	$5,625	$26,292

CODES OF ETHICS

The Fund, Credit Suisse, LLC, and Celfin have each adopted a code of ethics, as required by federal securities laws.  Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund’s portfolio or that are currently held by the Fund, subject to certain general restrictions and procedures.  The personal

*                                         As a result of his ownership of securities of an affiliate of a [Managing Underwriter], Mr. Rappaport is an “interested person” of the Fund as defined in the 1940 Act until after completion of this offering of the Common Stock. As a result of being a partner in a law firm which represents the [Managing Underwriter] or its affiliates in certain transactions, Mr. Fox is an “interested person” of the Fund as defined in the 1940 Act until after completion of this offering of the Common Stock. After the completion of this offering, it is expected that each of Messrs. Fox and Rappaport will be an Independent Director.

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securities transactions of the Fund’s access persons and those of Credit Suisse, LLC and Celfin will be governed by the applicable code of ethics.

Credit Suisse, LLC and its affiliates manage other investment companies and accounts.  Credit Suisse, LLC may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Credit Suisse, LLC on behalf of the Fund.  Similarly, with respect to the Fund’s portfolio, Credit Suisse, LLC is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Credit Suisse, LLC and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  Credit Suisse, LLC is not obligated to refrain from investing in securities held by the Fund or for any other funds it manages.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES INFORMATION

The Fund and Credit Suisse, LLC have adopted proxy voting policies and procedures to determine how to vote proxies relating to portfolio securities.  These policies and procedures are attached to this SAI as Appendix B.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available:

•                  without charge, upon request, by calling (800) 293-1232;

•                  on the Fund’s website, http://www.credit-suisse.com/us; and

•                  on the website of the SEC, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Credit Suisse, LLC serves as the Fund’s investment adviser with respect to all investments.  Under the Investment Management Agreement, Credit Suisse, LLC receives as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first US$50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of the next US$50 million and 1.10% of amounts in excess of US$100 million.  For the years ended December 31, 2005, 2004 and 2003, Credit Suisse, LLC earned US$1,804,533, US$1,543,910 and US$1,152,571, respectively, for advisory services.

Credit Suisse, LLC also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to US$20,000 per annum).  These services include furnishing certain internal executive and administrative services, responding to shareholder inquiries, acting as liaison between the Fund and the Fund’s various service providers, furnishing corporate secretarial services, which include assisting in the preparation of proxy statements, annual, semi-annual and quarterly reports and filings with state blue sky authorities, assisting in the preparation of tax returns and generally assisting in monitoring and developing compliance procedures for the Fund.  For the years ended December 31, 2005, 2004 and 2003, Credit Suisse, LLC

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was reimbursed US$20,000, US$19,563 and US$16,729, respectively, for administrative services rendered to the Fund.

Credit Suisse, LLC, the Fund’s investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.  Credit Suisse, LLC is ultimately a wholly owned subsidiary of Credit Suisse, a major Swiss bank, which is 99.9% owned by CS Holding, a Swiss corporation.  No one person or any entity possesses a controlling interest in Credit Suisse.  Credit Suisse, LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Credit Suisse, LLC’s address is 466 Lexington Avenue, New York, NY 10017.  As of December 31, 2005, Credit Suisse, LLC managed over US$52 billion in the U.S. and, together with its global affiliates, managed assets of over US$369 billion in 12 countries.

The Investment Management Agreement provides that Credit Suisse, LLC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on Credit Suisse, LLC’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Management Agreement.

Sub-adviser

Celfin serves as the Fund’s Chilean sub-adviser.  Under the Subadvisory Agreement, Celfin receives as compensation for its sub-advisory services an annual fee out of the advisory fee payable to Credit Suisse, LLC, calculated weekly and paid quarterly, equal to 0.20% of the Fund’s average weekly market value or net assets (whichever is lower).  For the years ended December 31, 2005, 2004 and 2003, these sub-advisory fees amounted to US$314,461, US$267,172 and US$117,054,* respectively.

Celfin’s address is Apoquindo 3721, Piso 19, Santiago, Chile.  Celfin is ultimately controlled by its two managing directors, Juan Andrés Camus and Jorge Diego Errázuriz.  Under the supervision of the Fund’s Board of Directors and Credit Suisse, LLC, Celfin provides a variety of services, including furnishing advice and making recommendations regarding the sale and purchase of Chilean securities; providing statistical research and other data for use in connection with the Fund’s investment program; identifying regulatory and other governmental requirements in connection with the Fund’s activities in Chile; monitoring the execution of transactions and the settlement and clearance of the Fund’s securities transactions; and providing information regarding corporate actions, repatriation restrictions, currency restrictions, and other matters that the Fund or Credit Suisse, LLC may request from time to time.

The Investment Management Agreement and the Subadvisory Agreement will remain in effect from year to year if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (2) by a majority of the Directors who are not parties to the Investment Management Agreement or the Subadvisory Agreement, respectively, or “interested persons” (as defined in the 1940 Act) of any such party.  The Board of Directors last approved the Investment Management Agreement and the Subadvisory Agreement at a meeting held on November 17, 2005.

Each of the Investment Management Agreement and the Subadvisory Agreement terminates on its assignment by any party.  The Investment Management Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by the vote of holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities or upon 90 days’ written notice by Credit Suisse, LLC.  The Subadvisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Directors or Credit Suisse, LLC, or by the vote of holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities

*                 Based on the fee arrangement in effect for the fiscal year ended December 31, 2003, Celfin was paid a fee at the annual rate of 0.15% on the first US$50 million, 0.10% on the next US$50 million and 0.05% on the amount in excess of US$100 million of the Fund’s average weekly market value or net assets (whichever was lower).

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or upon 90 days’ written notice by Celfin.  If the Subadvisory Agreement is terminated, Credit Suisse, LLC will be responsible for furnishing a successor Chilean sub-adviser on terms and conditions acceptable to the Fund and subject to the requirements of the 1940 Act.

The services of Credit Suisse, LLC and Celfin are not deemed to be exclusive, and nothing in the relevant agreement will present either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

OTHER SERVICE PROVIDERS

The Administrator provides certain administrative services for the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.  The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.  The Fund pays the Administrator a monthly fee that is calculated weekly at an annual rate of 0.07% on the first US$100 million of the Fund’s average weekly net assets, 0.06% on the next US$50 million of the Fund’s average weekly net assets and 0.04% on amounts in excess of US$150 million.  For the years ended December 31, 2005, 2004 and 2003, this fee totaled US$112,116, US$108,601 and US$86,062, respectively.*  The services of the Administrator are not deemed to be exclusive, and nothing in the agreement between the Fund and the Administrator (the “Administration Agreement”) will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.  The Administration Agreement is terminable upon 60 days’ notice by either party.

The Chilean Administrator, a Chilean corporation located at Apoquindo 3721, Piso 19, Santiago, Chile, performs various services for the Fund, including (1) maintaining the general ledger and preparing financial statements required from the Fund pursuant to Chilean law and regulations, (2) making applications to the Central Bank for remittances of dividends, interest, net realized capital gains and capital outside Chile, (3) withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise, (4) acting as the Fund’s representative in Chile and (5) providing clerical assistance in connection with Chilean investments.  For its services, the Chilean Administrator is paid a fee out of the advisory fee payable to Credit Suisse, LLC that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower).  In addition, the Chilean Administrator receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee paid by the Fund.  For the years ended December 31, 2005, 2004 and 2003, the administration fees amounted to US$78,615, US$67,179 and US$49,307, respectively.  For the years ended December 31, 2005, 2004 and 2003, the supplemental administration fees amounted to US$79,581, US$71,000 and US$63,773, respectively.  For the years ended December 31, 2005, 2004 and 2003, the accounting fees amounted to US$5,997, US$5,999 and US$5,090, respectively.

Unless terminated by the Fund’s Board of Directors upon 60 days’ prior written notice or by the relevant service provider upon 90 days’ prior written notice, the Chilean Administration Agreement and the Chilean Sub-Administration Agreement will continue automatically from year to year.  The Chilean Sub-Administration Agreement also terminates automatically upon termination of the Chilean Administration Agreement.  The Chilean Administrator may be replaced only by an entity authorized to act as an administrator of a foreign capital investment fund under Law No. 18,657.

Brown Brothers Harriman & Co. (the “Custodian”) serves as the Fund’s custodian.  The Custodian is located at 40 Water Street, Boston, Massachusetts, 02109.

                                                                               acts as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.

*                 Based on the fee arrangement in effect through May 31, 2005, the Administrator was paid a fee at the annual rate of 0.08% of the Fund’s average weekly net assets.

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PORTFOLIO MANAGER

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.  As reported to the Fund by Credit Suisse, LLC, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Matthew Hickman, the Fund’s portfolio manager, and the total assets managed within each category as of December 31, 2005.

Registered Investment Companies (RICs)		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Number of RICs	Total Assets	Number of PIVs	Total Assets	Number of Accounts	Total Assets
	(in millions)		(in millions)		(in millions)
3	US$589	1	US$76	0	US$0

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts on the other.  For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse, LLC has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse, LLC believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse, LLC may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders).  In the event Credit Suisse, LLC aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.  Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse, LLC’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades).  The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse, LLC’s affiliates and accounts in which Credit Suisse, LLC’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse, LLC may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation.  Credit Suisse, LLC’s compensation to the Portfolio Manager includes both a fixed base salary component and bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by the Portfolio Manager, business growth, teamwork, management, corporate citizenship and other factors.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the Portfolio Manager is responsible (“Performance-Based Bonus”). Credit Suisse, LLC considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining that portfolio manager’s bonus.  The benchmark used over a one-year period in determining the Portfolio Manager’s Performance-Based Bonus is the Morgan Stanley Capital International Chile Index (“MSCICI”), an unmanaged index of Chilean securities with no defined investment objective that includes the reinvestment of dividends (net of taxes).

Ownership of Common Stock.  Mr. Hickman owns no shares of the Fund’s Common Stock.

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BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Fund are made by Credit Suisse, LLC, subject to the overall review of the Fund’s Board of Directors.  Portfolio securities transactions for the Fund are placed on behalf of the Fund by persons authorized by Credit Suisse, LLC.  The Fund expects to effect securities trades in listed Chilean shares primarily on the Santiago Exchange.  If, in the opinion of Credit Suisse, LLC and Celfin, any other market or exchange becomes a viable liquid market or active exchange, the Fund may also effect trades on such other markets or exchanges in Chile, such as the Bolsa Electrónica de Chile, Bolsa de Valores or the Valparaiso Exchange.  Credit Suisse, LLC manages other accounts that may invest in Chilean securities.  Although investment decisions for the Fund are made independently from those of the other accounts managed by Credit Suisse, LLC, investments of the type the Fund may make may also be made by those other accounts.  When the Fund and one or more other accounts managed by Credit Suisse, LLC are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by Credit Suisse, LLC to be equitable to each.  In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.  The Fund may utilize Celfin in connection with the purchase or sale of securities in accordance with rules or exemptive orders of the SEC when Credit Suisse, LLC believes that Celfin’s charge for the transactions does not exceed usual and customary levels.  In addition, the Fund may purchase securities for which Celfin has acted as agent to or for issuers in the placement of the securities, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary.

Transactions on United States and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers.  In Chile, brokerage fees on equity transactions are negotiable.  Commissions on equity transactions are not expected currently to exceed 1%, shared between the broker and the relevant stock exchange, for equity transactions of up to US$250,000 in amount.  (A value added tax is charged on both brokerage commissions and stock exchange fees.)  The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer’s mark-up or mark-down.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Credit Suisse, LLC seeks the best overall terms available.  The Investment Management Agreement provides that, in assessing the best overall terms available for any transaction, Credit Suisse, LLC may consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In addition, the Investment Management Agreement authorizes Credit Suisse, LLC, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which Credit Suisse, LLC or an affiliate exercises investment discretion.  Credit Suisse, LLC’s fee under the Investment Management Agreement is not reduced as a result of its receiving such brokerage and research services.

The Fund’s Board of Directors reviews periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.  The aggregate amounts paid by the Fund in brokerage commissions for the fiscal years ended December 31, 2005, 2004 and 2003 were US$158,000, US$214,000, and US$109,000, respectively, of which US$140,000, US$181,100 and US$96,200, respectively, were paid to Celfin.  For the fiscal year ended December 31, 2005, 89% of the Fund’s aggregate brokerage commissions were paid to Celfin in respect of transactions constituting 91% of the Fund’s aggregate dollar amount of transactions involving the payment of commissions.

TAX STATUS

United States Federal Income Taxes

The following is a summary of the principal U.S. federal and Chilean income tax considerations regarding the purchase, ownership and disposition of shares in the Fund.  Each prospective stockholder is urged to consult his

22

own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

The Fund and its Investments

The Fund has qualified and expects to continue to qualify and elect to be treated as regulated investment company for each taxable year under the Code.  To qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its stockholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute.  Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.  Dividends declared by the Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its stockholders all of its net investment income and net realized short-term capital gains.  The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years).  The Fund currently expects to distribute any such excess annually to its stockholders.  If the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent their credits exceed their liabilities and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be

23

considered to have been distributed by year-end.  In addition, the minimum amount that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.  Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund’s ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars.  In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments, will be treated as ordinary income or loss.  If the Fund acquires a debt security denominated in pesos, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the peso.  In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received.  Under current law, the Fund may be required to calculate certain gains and losses from its foreign currency market hedging activities separately from the related investment activity.  However, under certain circumstances, the Fund may be permitted to integrate its foreign currency market hedging transactions.  The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to stockholders.  These provisions may also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b)  cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% annual gross income requirement described above.  The Fund monitors its transactions, makes the appropriate tax elections and makes the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies (“PFICs”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund’s ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its stockholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.”  The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized

24

gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Dividends and Distributions

Distributions to stockholders of investment company taxable income will, except in the case of distributions attributable to “qualified dividend income” described below, be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether such distributions are paid in cash or reinvested in additional shares.  Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund’s shares.  Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations.  For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund.  Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.”  The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors.  Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

With respect to income dividends or capital gains distributions payable either in the Fund’s Common Stock or in cash, stockholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the stockholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.  With respect to income dividends or capital gains distributions payable only in cash, stockholders receiving a distribution in the form of shares purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

Upon the sale or exchange of shares held as a capital asset, a stockholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares.  Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the stockholder’s holding period for the shares.  Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Fund’s Dividend

25

Reinvestment Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a stockholder on the sale of a Fund share held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such share.

Foreign Taxes

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States.  So long as the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for United States federal income tax purposes to treat any foreign income taxes paid by it, including any Chilean income taxes, as paid by its stockholders.  For this purpose, the 10% Chilean tax on remittances of dividends, interest and net realized capital gains is considered an income tax, while the Chilean tax of up to 35% on remittances with respect to capital for paying expenses abroad is not.  See “Taxation – Chilean Taxes” in the Prospectus.  The Fund expects to qualify for and make this election.  If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its stockholders and each stockholder would be entitled (subject to certain limitations) to credit the amount included in his income against such stockholder’s United States tax due, if any, or to deduct such amount from such shareholder’s United States taxable income, if any.  Shortly after any year for which it makes such an election, the Fund will report to its stockholders the amount per share of such foreign tax that must be included in each stockholder’s gross income and the amount which will be available for deduction or credit.  In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes.  However, no deductions for foreign taxes may be claimed by a noncorporate stockholder who does not itemize deductions.  If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the United States tax against which such credit is taken which the stockholder’s taxable income from foreign sources bears to his entire taxable income.  This limitation may be applied separately to certain categories of income and the related foreign taxes.  However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual’s gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation.  As a general rule, if the Fund has made the appropriate election, a stockholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries.  Capital gains realized by the Fund on the sale of Chilean securities and certain peso and other foreign currency gains of the Fund will be considered to be United States-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

The 10% Chilean tax on amounts earned by the Fund that are not remitted outside Chile will not be payable with respect to earnings of the Fund that are reinvested pursuant to the Plan.  See “Taxation — Chilean Taxes” in the Prospectus.  The 10% Chilean tax on such earnings, however, will be due at the time such earnings are remitted out of Chile.  At that time stockholders may not have sufficient foreign-source income to fully utilize credits available in respect of the Fund’s payment of the 10% Chilean tax.

Backup Withholding

The Fund may be required to withhold, for United States federal income taxes, a portion of the dividends and distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate stockholders and certain other stockholders are or may be exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s United States federal income tax liabilities.  Additional tax withholding requirements may apply with respect to foreign investors.

26

If a shareholder recognizes a loss with respect to the Fund’s shares of US$2 million or more for an individual shareholder or US$10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income and distributions of net realized short-term capital gains (including distributions of Common Stock of the Fund to foreign stockholders participating in the Plan) will be subject to a 30% (or lower treaty rate) United States withholding tax.  Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the Chilean or other foreign taxes treated as having been paid by them.  Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and certain other conditions are met.  However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations.  If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

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Chilean Taxes

For a discussion of Chilean tax issues arising from the Fund’s investments in Chile, please see the discussion of Chilean taxes located in Prospectus in the section ”Tax Status – Chilean Taxes.”

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS STOCKHOLDERS.  STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended December 31, 2005 and the report of              , independent registered public accounting firm, are incorporated herein by reference to the Fund’s annual report to stockholders.  The annual report was filed on Form N-CSR with the SEC on March 9, 2006.  It is available without charge from the Fund upon request by calling (800) 293-1232.

OFFICIAL DOCUMENTS

The tabular and other statistical information set forth in the Prospectus and this SAI is, unless otherwise indicated, based on or derived from public official documents or information of the government of Chile and its ministries, its central bank, major stock exchanges or official statistical agencies.

EXPERTS

The financial statements of the Fund for the fiscal year ended December 31, 2005 that are incorporated by reference herein have been audited by                   , independent registered public accounting firm, as set forth in their report that is incorporated by reference, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of Common Stock offered hereby, has been filed by the Fund with the SEC, Washington, D.C.  The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the shares of Common Stock offered hereby, reference is made to the Registration Statement.  Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

THE REPUBLIC OF CHILE

The information set forth in this Appendix has been extracted from various governmental and private publications.  The Fund and its Board of Directors make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify it; furthermore, no representation is made that any correlation exists between Chile or its economy in general and the performance of the Fund.

Geography, Climate and Population

Chile has an area of approximately 295,000 square miles (756,626 sq. kms) (excluding the Antarctic Territory with an area of approximately 490,000 square miles (1,269,000 sq. kms)).  Chile covers a narrow strip of land almost 2,700 miles (4,345 kms) long and has an average width of only 110 miles (177 kms).  Extending along South America’s west coast, Chile borders Peru on the north, the Antarctic Territory to the south, Bolivia and Argentina on the east and the Pacific Ocean on the west.  The country is situated between the Andes Mountains and the Pacific Ocean.  Southern Chile is an archipelago, with Cape Horn at its tip.

Chile has five well-defined geographic regions: the northern desert, the high Andean sector, the central valley, the southern lake district and the archipelago.  Chile’s population, industry and arable land are concentrated in the central valley, which includes the nation’s capital and largest city, Santiago, and its largest port, Valparaiso.  Chile’s population of approximately 16 million, which grew at an average rate of 1.2% from April 1992 to April 2002, is highly urbanized, with 87% of the population living in cities as of 2002.

Religious freedom is guaranteed by the Constitution.  The population is predominantly Roman Catholic.  Spanish is the official language and the literacy rate is estimated to be over 96%.

History and Form of Government

Beginning with the arrival of Spanish army captains in 1536 and 1540, colonial rule over Chile lasted for almost three centuries.  Chile was the most remote of Spain’s American colonies.  In 1810, Chile revolted against Spanish colonial rule and proclaimed its independence.  In 1818, after seven years of war, Chile was declared an independent republic after defeating the Spanish forces at the battle of Maipu.  From its independence through 1973, Chile elected its government, with the exception of a short period during 1931.

In 1970, Chile elected a Marxist President, Dr. Salvador Allende Gossens, by a narrow plurality.  Dr. Allende’s socialist program led to substantial governmental involvement in various sectors of the economy, including the banking industry.  Economic activity contracted radically and, according to some estimates, inflation climbed to in excess of 1000% annual levels during certain months in 1973, leading to a financial crisis.  On September 11, 1973, the Army, Navy, Air Force and Paramilitary Police joined to overthrow the government.  Dr. Allende died during the course of an attack on the presidential palace and thousands of his supporters were killed, arrested or exiled.  In addition, the Congress was dissolved and strict censorship was introduced.  The Commander-in-Chief of the Army, General Augusto Pinochet Ugarte, became President of Chile in December 1974 and remained in power until 1990.  During that time, there was broad repression of civil liberties and Chile’s human rights record was widely condemned abroad.

In September 1980, a national referendum approved a constitution (the “1980 Constitution”) which provided for a transition period leading to an elected presidential system of government, with a bicameral legislature.  Certain amendments to the 1980 Constitution were approved by a plebiscite held on July 30, 1989.  The amendment, among other things, (1) increased political pluralism by reforming the sanctions on persons or organizations whose acts or purposes advocate violence, class struggle or totalitarianism or that threaten the virtues of family life, (2) increased the number of directly elected senators from 26 to 38, (3) removed the requirement that two successive congresses approve constitutional amendments relating to certain constitutional provisions, and (4) limited the tenure of the person taking office to a non-renewable six-year term.  The amendment also provides for a system of government composed of three separate and independent powers: an executive branch headed by a President, a legislative branch consisting of a two-chambered Congress, and a judicial branch with a Supreme Court as its highest authority.

In accordance with the Constitution, civilian rule was reinstated on March 11, 1990.  National elections were held in December 1989, and Patricio Aylwin, a Christian Democrat, was elected to the Presidency beginning March 11, 1990 for a four-year term.  His election followed a transition from military rule to civilian rule that included a countrywide plebiscite in 1988, as contemplated in the 1980 Constitution. Eduardo Frei Ruiz-Tagle, also a member of the Christian Democratic Party and supported by the Concertación coalition, was elected to the Presidency in December 1993 for a six-year term and took office on March 11, 1994.  In December 1999, again with the support of the Concertación coalition, Ricardo Lagos, a member of the Socialist Party, was elected to the Presidency for a six-year term.  He took office on March 11, 2000.  In 2006, Michelle Bachelet, a member of the Socialist Party, was elected to the presidency for a four-year term.  She took office on March 11, 2006 and will serve for four years.  Re-election for the immediately-following period is not allowed.

Under the Constitution, the Congress consists of a Senate and a Chamber of Deputies.  Thirty-eight Senators compose the Senate, while the Chamber of Deputies consists of 120 members.  Senators are elected to staggered eight-year terms, while Deputies are elected to four-year terms.  In addition to the 38 Senators elected by popular vote, the Senate has nine ordinary, or “institutional,” Senators, each serving an eight-year term.  The majority of the Deputies and Senators belong to parties that supported the current President of Chile in the last election.  Since the Constitution requires “special majority” votes to enact certain types of legislation and to amend the Constitution, the coalition of parties that supported the current President has to obtain support from members from other parties to effect certain changes in Chilean laws.

Chile has two major political groups, the center-left coalition and the center-right alliance.

•                  The center-left coalition, Concertación, includes the centrist Christian Democratic (Partido Demócrata Cristiano – PDC) and Radical Social Democratic (Partido Radical Social Demócrata – PRSD) parties, as well as the moderate leftist Party for Democracy (Partido por la Democracia – PPD) and the Socialist Party (Partido Socialista – PS).

•                  The center-right alliance includes the National Renewal Party (Renovación Nacional – RN) and the Independent Democratic Union (Unión Demócrata Independiente –UDI).

Chile also has several other smaller parties, which are neither represented in the executive branch nor in Congress, but do have elected representatives in certain local governments. Because voting for the Chamber of Deputies is done on a district-by-district basis, Deputy candidates for smaller parties may be elected to the Chamber of Deputies by receiving a majority of votes within a particular district even though the party with which they are affiliated may not receive a significant percentage of total votes at a national level.

Judges on the Supreme Court currently are appointed by the President and serve until age 75.

Foreign Relations and International Organizations

The National Security Council, a special governmental body in Chile, advises the President on domestic and national security issues and appoints four of the nine ordinary institutional Senators. The Council was created pursuant to the Constitution in 1980 and began full operations in 1989 as part of the transition to democracy. The Council is composed of eight voting members, which include the President of the Republic, the President of the Senate, the Chief Justice of the Supreme Court, each of the Commanders-in-Chief of the three branches of the Armed Forces, the Head of the Police Department and the General Comptroller. Non-voting members of the Council include the Ministers of the Interior, Foreign Affairs, National Defense, Economic Development and Reconstruction, and Finance.

Chile has had no significant regional or international conflicts in recent years. Chile is a member of or party to:

•      the United Nations, as a founding member, including many of its specialized agencies;

•      the Organization of American States (OAS);

•      the World Health Organization;

•      the World Trade Organization (WTO);

•      the International Labor Organization;

•      the International Monetary Fund (IMF);

•      the International Bank for Reconstruction and Development (World Bank);

•      the Inter-American Development Bank;

•      the International Conference of Copper Exporting Countries; and

•      the Asian Pacific Economic Cooperation forum (APEC).

In February 2003, the Central Bank formally became part of the credit arrangements known as the New Arrangements to Borrow (NAB), created by the IMF in 1998. The NAB serves as a mechanism to provide resources to countries facing a financial crisis. In October 2003, the Central Bank became a member of the Bank for International Settlements (BIS).

Chile maintains close ties to its neighboring countries and participates in several regional arrangements designed to promote cooperation in trade, investment and services. Chile is a member of the Latin American Integration Association (Asociación Latinoamericana de Integración — ALADI), a regional trade association. Chile is also party to a number of bilateral trade arrangements.

Structure of Economy

The Chilean economy, with an estimated gross domestic product (“GDP”) in excess of US$115 billion in 2005, has considerable natural resources, a modern, export-oriented manufacturing sector, and a sophisticated services sector.  The Chilean economy, measured by growth in Chile’s GDP, grew at a rate of 7.3% from 1990 to 1994, 5.4% from 1995 to 1999 and 4% from 2000 to 2004.  GDP increased 6.3% in 2005.

The following table summarizes certain significant economic data about the Chilean economy:

SELECTED MACROECONOMIC INDICATORS

	2001	2002	2003	2004	2005
Real GDP	3.4%	2.2%	3.9%	6.2%	6.3%
Consumer Price Index	2.6	2.8	1.1	2.4	3.7
Merchandise Exports (US$Bn)	18.3	18.2	21.7	32.2	40.6
Merchandise Imports (US$Bn)	16.4	15.8	18.0	23.0	30.4
Current Account Surplus/Deficit (US$Bn)	-1.1	-0.6	-1.0	1.6	0.7
Total External Debt (US$Bn)	38.5	40.5	43.1	43.3	44.6
Exchange Rate (Ch$per US$)(1)	655	719	594	557	513
Unemployment (2)	7.9%	7.8%	7.4%	7.8%	6.9%

(1)          Observed Exchange Rate as of December 31 each year.

(2)          Calculated based on the unemployment rate reported by the Central Bank of Chile for the period October through December for each year.

Source:  National Statistics Institute.

Manufacturing is one of the largest sectors of Chile’s economy, representing 15.8% of GDP in 2005, and is based primarily on the processing of natural resources. While the 1980s brought a period of stagnation, the 1990s saw a sharp increase in exports from the manufacturing sector as a result of a diversification away from copper as well as a substantial increase in the demand for and export of non-traditional products, such as processed food and printing products.

Chile has large reserves of metallic and non-metallic resources and is the world’s largest producer of copper, accounting for approximately 38% of world mine production of copper as of 2004.  In the 1990s, the mining sector grew due to increased investment, including the opening of new mines. During 2005, this sector represented 7.4% of GDP, and mining exports constituted approximately 45% of total exports.

The service sector, comprising trade, transportation, communications, finance and other services, accounted for approximately 60% of GDP as of December 31, 2005.  The table below presents data on the composition of Chile’s GDP:

GDP COMPOSITION BY SECTORS

	2001	2002	2003	2004	2005
Agriculture, livestock and forestry	4.3%	4.4%	4.5%	4.6%	4.5%
Fishing	1.4%	1.5%	1.4%	1.5%	1.3%
Mining	8.2%	7.7%	7.8%	7.9%	7.4%
Industry	15.9%	15.9%	15.8%	16.0%	15.8%
Electric, Gas and Water	2.9%	2.9%	2.9%	2.9%	2.9%
Construction	8.0%	8.0%	8.0%	7.9%	8.1%
Retail	10.8%	10.6%	10.7%	10.8%	11.0%
Transport and communications	7.6%	7.8%	7.9%	7.9%	8.1%
Other	41.0%	41.1%	40.9%	40.6%	40.7%

Chilean trading activity is diversified among countries within the Americas, Europe and Asia.

The primary countries of origin of Chile’s imports during 2005 were the United States (where 14.6% of total imports originated), Argentina (14.5%), Brazil (11.6%), China (7.7%), Germany (3.7%) and Peru (3.6%). The primary destinations for Chile’s exports in 2005 were the U.S. (which received 15.4% of total exports), Europe (24.1% including Holland 5.7%, Italy 4.1% and France 3.4%), Latin America (12.5% Brazil 4.3% and Mexico 3.9%) and Asia (34.5% including Japan 11.2% and China 10.8%).

The following tables set forth summary information about Chilean exports and imports of goods:

EXPORT OF GOODS (FOB)

(US$ millions)

	2001	2002	2003	2004	2005
Mining	7,256	7,120	8,795	16,656	22,588
Copper	6,537	6,323	7,815	14,483	18,306
Iron	136	139	138	160	305
Nitrates & iodine	194	195	212	257	332
Silver	94	90	102	113	116
Other minerals	296	372	528	1,643	3,530
Agriculture, livestock & sea products	1,727	1,794	2,127	2,346	2,459
Fruit	1,433	1,522	1,827	2,011	2,115
Other agriculture	294	272	301	335	344
Forestry	40	35	28	38	26
Fish	26	24	27	31	36
Industrial	7,980	8,139	9,371	11,805	13,814
Food products	2,704	2,844	3,312	4,018	4,766
Beverages	642	643	718	888	936
Wood	1,014	1,154	1,269	1,732	1,810
Paper, cellulose & cartons	1,122	1,116	1,230	1,612	1,659
Chemicals	1,337	1,295	1,745	2,119	2,838
Basic Metals	257	274	331	512	643
Metal products & machinery	651	593	535	651	872
Other	254	221	231	273	290
Total	18,272	18,180	21,664	32,215	40,574

Source: Central Bank of Chile.

IMPORT OF GOODS (CIF)

(US$ millions)

	2001	2002	2003	2004	2005
Consumer goods	2,898	2,818	2,915	3,663	4,610
Durable	996	1,002	1,023	1,344	1,743
Semi-durable	1,079	1,044	938	1,180	1,421
Other	824	772	954	1,139	1,447
Intermediate goods	9,951	9,615	10,894	14,456	18,352
Petroleum & lubricants	2,589	2,463	3,131	4,469	6,229
Other	7,362	7,152	7,762	9,987	12,124
Total current goods	25,699	24,866	27,617	36,237	45,925
Capital goods	3,549	3,458	3,609	4,552	7,093
Total imports (CIF)	17,799	17,146	19,389	24,918	32,637
Total imports (FOB)	16,428	15,794	17,979	23,020	30,394

Source: Central Bank of Chile.

Economic Policy and Performance

Chile’s economic history has been oriented toward the export of primary products.  Chile was a major exporter of nitrate and agricultural products in the 19th century, and increased its copper exports in the 20th century.

Following the collapse of Chile’s export markets and its loss of access to international capital markets during the 1930’s, successive governments sought to reduce the country’s dependence on trade through implementation of import-substitution-industrialization policies designed to promote the growth of domestic industry and discourage imports.  Chile’s agricultural sector languished while its protected industry became inefficient.  The role of the state in the economy expanded in the post-war period and accelerated during the 1970-1973 socialist government of Dr. Allende.

Following the military coup d’etat in 1973, the military government (1973 to 1990) introduced liberal economic reforms designed to open the economy to foreign investment, liberalize foreign trade and reduce the central government’s size and influence in the economy, by, among other actions, eliminating long-standing and widespread price controls and undertaking a significant privatization program. Although the military administration was able to reduce inflation, eliminate budget deficits and initiate an economic recovery, in the early 1980s, due to macroeconomic policies and a global recession that resulted in an external debt crisis, Chile’s economy contracted.  Furthermore, the government’s decision to implement an austerity program and depreciate the peso contributed to a sharp recession that began in 1982 with real GDP decreasing 13.4% during that year. In 1983, real GDP further decreased 3.5% and unemployment reached a peak of 20.5% (without taking into account certain ad-hoc emergency employment programs developed by the government). However, from 1984 to 1989, these measures resulted in:

•      increased exports;

•      an average GDP growth of 6.7% per year;

•      a 66.6% reduction in the current account deficit; and

•      a steady rise in international reserves.

In 1985, the government initiated a far-reaching privatization program of state-owned companies. These economic policies and the government’s expansionary monetary policy led to an approximately 22.8% increase in domestic spending for the two-year period from 1987 to 1989, which in turn led to increases in inflation. When the elected government of President Aylwin took office in 1990, it implemented a macroeconomic policy designed to correct these economic imbalances.

In December 1989, the government redefined the Central Bank as a fully autonomous agency functioning independently from the central government. At that time, the autonomous and independent status of the Chilean Central Bank was unique in Latin America. The Central Bank’s two main objectives are to keep inflation under control and to ensure the regular flow of external and domestic payments. The government also undertook a deliberate effort to coordinate macroeconomic policies between the Central Bank and the Ministry of Finance.

External Environment

Balance of Payments

Chile’s external accounts reflect the country’s high degree of financial and trade integration with the rest of the world, a state of affairs that began in the 1970s with the trade liberalization process and was consolidated in 2001 through capital account liberalization. In terms of external accounts, Chile’s balance of payments registered a surplus between 1987 and 1997, largely attributable to dynamic exports and record capital inflows, specifically direct investments, portfolio investments and other medium- and long-term capital. Since 2001, the Chilean economy has generated modest surpluses or deficits in its balance of payments.  The table below presents data on Chile’s balance of payments for the past five years:

BALANCE OF PAYMENTS

(US$ millions)

	2001	2002	2003	2004	2005
Trade Balance	1,843	2,386	3,685	9,195	10,179
Exports FOB	18,272	18,180	21,664	32,215	40,574
Imports FOB	16,428	15,794	17,979	23,020	30,394
Services	-3,370	-3,548	-5,254	-8,688	-11,212
Financial services	-2,526	-2,847	-4,608	-7,999	-10,624
Non financial services	-844	-701	-646	-689	-588
Transfers	427	583	605	1,079	1,735
Current Account	-1,100	-580	-964	1,586	702
Capital account less reserves	1,362	1,634	1,265	-2,209	1,953
Errors and omissions	-858	-939	-667	426	-940
Balance of Payments	-596	116	-366	-196	1,715
Reserves (net change)	596	-199	366	191	-1,716

Source: Central Bank of Chile.

Exchange Policy

With regard to exchange policy, an exchange rate band was in place from the mid-1980s until September 1999, at which time the government, during a period of favorable monetary and exchange rate conditions, adopted a free-floating exchange rate regime that is still in place today. These conditions included low and stable inflation, adequate financial regulation, an exchange rate within the set floating band, development of exchange rate and financial hedging instruments, and improvements in private risk management. Hence, the introduction of the free-floating regime was achieved without shocks and rapidly led the Chilean currency to reflect its actual real-time market value.

External Debt

Chile’s total public sector external debt amounted to US$6.1 billion in 2001, US$7.2 billion in 2002, US$9.3 in 2003, US$9.8 billion in 2004 and US$9.4 billion in 2005. The ratio of public sector external debt to GDP reached 8.9% in 2001, 10.7% in 2002, 12.6% in 2003, 10.4% in 2004 and 8.1% in 2005. Chile is current on all IMF obligations.

The following table shows the structure of Chile’s external debt since 2001:

TOTAL EXTERNAL DEBT (1)

(US$ millions)

	2001	2002	2003	2004	2005
Medium-long-term external debt	33,248	34,852	35,892	35,658	37,633
Public	5,346	6,255	7,881	9,087	8,677
Private	27,902	28,597	28,011	26,571	28,956
Short-term external debt	5,290	5,652	7,176	7,625	7,214
Public	778	938	1,399	750	742
Private	4,512	4,714	5,777	6,875	6,472
Total external debt	38,538	40,504	43,068	43,283	44,847

(1)  Includes public and private debt as of December of each year.  Includes reductions attributable to external debt conversion.

Source:  Central Bank of Chile.

Inflation

Since 2001, the Central Bank has carried out monetary policy by setting a rolling 12-month target range for underlying inflation (which does not include goods with highly volatile prices such as fuel oil and fresh vegetables) and a rolling 24-month target range for total inflation. Currently, both target ranges are 2% to 4%.

The policies of the government and Central Bank have permitted the Chilean economy to attain a gradual but significant reduction in domestic inflation, as measured by the December-to-December increase in the CPI. Perhaps most importantly, this reduction was achieved without incurring significant real costs; this was possible due to a combination of favorable external conditions during the 1990s and the high level of Central Bank credibility. The inflation rate increased sharply from 2.3% in 1999 to 4.5% in 2000, and then resumed its low levels in 2002, 2003 and 2004 (2.8%, 1.1% and 2.4%), but rose again to 3.7% in 2005.

The following table sets forth the consumer price index and the wholesale price index for the last five years:

	CPI		WPI
	Average Index (Dec 1998=100)	Variation relative to same month previous year	Average Index (June 1992=100)	Variation relative to same month previous year
December 2001	108.7	2.6%	107.4	3.1%
December 2002	111.4	2.8%	110.2	10.4%
December 2003	114.5	1.1%	112.7	—1.0%
December 2004	115.7	2.4%	113.7	7.8%
December 2005	119.2	3.7%	116.3	3.2%

Source: National Institute of Statistics.

Appendix B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3)

regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

PART C

OTHER INFORMATION

ITEM 25.                FINANCIAL STATEMENTS AND EXHIBITS

1.             Financial Statements

(a)                                  Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2005, 2004, 2003, 2002, 2001, 2000, 1999, 1998, 1997 and 1996 are included in the Prospectus in the section titled “Financial Highlights.”

(b)           The following financial statements of the Registrant for the year ended December 31, 2005 are incorporated by reference to the Registrant’s Certified Shareholder Report filed on Form N-CSR with the Securities and Exchange Commission (the “SEC”) on March 9, 2006:

(i)       Report of Independent Registered Public Accounting Firm;

(ii)      Schedule of Investments;

(iii)     Statement of Assets, Liabilities and Investors’ Capital;

(iv)     Statement of Operations;

(v)      Statement of Changes in Net Assets; and

(vii)    Notes to Financial Statements.

2.             Exhibits

(a)           Articles of Incorporation of the Fund.  (2)

(b)           Amended and Restated Bylaws of the Fund.  (2)

(c)           Not applicable.

(d)           Specimen Certificates for Common Stock, par value $0.001 per share.  (2)

(e)           Dividend Reinvestment and Cash Purchase Plan Agreement.  (2)

(f)            Not applicable.

(g)           Investment Advisory Agreements.

(1)      Investment Advisory Agreement.  (2)

(2)      Investment Sub-Advisory Agreement.  (2)

(3)      Amendment to Investment Sub-Advisory Agreement.  (2)

(h)           Form of Underwriting Agreement.  (2)

(i)            Not applicable.

(j)            Custodian Agreements.

(1)      Custodian Agreement.  (2)

(2)      Amendment to the Custodian Agreement.  (2)

(k)           (1)     Transfer Agency Services Agreement.  (2)

(2)      Administration Agreements

(i)       Administration Agreement.  (2)

(ii)      Administrative Services Agreement.  (2)

(ii)      Chilean Administration Agreement.  (2)

(iii)     Chilean Sub-Administration Agreement.  (2)

(3)	(i) Foreign Investment Contract with the Central Bank of Chile, dated August 10, 1989 and an English translation thereof. (2)

(ii)      Foreign Investment Contract with the Central Bank of Chile, dated August 25, 1993 and an English translation thereof.  (2)

(iii)   Form of Proposed 2006 Investment Contract with the Central Bank of Chile, filed in connection with investment of proceeds from the 2006 offering and an English translation thereof.  (2)

(4)      (i)     1989 Exchange Contract with the Central Bank of Chile and an English Translation thereof.  (2)

(ii)      1993 Exchange Contract with the Central Bank of Chile and an English Translation thereof.  (2)

(iii)	Form of Proposed 2006 Exchange Contract with the Central Bank of Chile and an English Translation thereof. (2)

(5)      Administrative Services Agreement with the Central Bank of Chile and an English translation thereof.  (2)

(6)      Indemnification Agreements with the Fund’s Directors.  (2)

(l)            (1)      Opinion and Consent of Willkie Farr & Gallagher LLP.  (2)

(2)      Opinion and Consent of Venable LLP.  (2)

(m)          Not applicable.

(n)           Consents and Other Opinions

(1)      Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund.  (2)

(2)      Consent of Guerrerors, Olivos, Novoa y Errazuriz.  (2)

(o)           Not applicable.

(p)           Not applicable.

(q)           Not applicable.

(r)            Code of Ethics of CSAM, Celfin and the Fund Pursuant to Rule 17-j of the Investment Company Act of 1940.  (2)

(s)           Powers of Attorney executed by:

(1)      Enrique R. Arzac.  (1)

(2)      James J. Cattano.  (1)

(3)      Larry J. Fox.  (1)

(4)      Steven N. Rappaport  (1)

(5)      Martin M. Torino.  (1)

(1)   Filed herewith.

(2)   To be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

See “Underwriting” in the Prospectus and the Form of Underwriting Agreement filed as Exhibit 2.h to this Registration Statement.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$
Federal Taxes	$
AMEX listing fee	$
Printing and postage (including subscription certificates)	$
Fees and expenses of qualifications under state securities laws (including fees of counsel) and states taxes	$
Legal fees and expenses	$
Accounting fees and expenses	$
Trustees’ and transfer agents’ fees	$
Miscellaneous	$
Total	$

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

None.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders at

Common Stock, par value $0.001 per share

ITEM 30.  INDEMNIFICATION

Section 2-418 of the General Corporation Law of the State of Maryland (the “MGCL”), Article IX of the Fund’s Articles of Incorporation and Article 5.2 of the Fund’s By-laws provide for indemnification.  Reference is made to Section 9(f) the Underwriting Agreement, a form of which is filed as Exhibit h, for provisions relating to the indemnification of the Underwriter.  In addition, the provisions of the Indemnification Agreements with each of the individual Directors, included as Exhibit k.6 are hereby incorporated by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The information in the Statement of Additional Information under the caption “Management—Directors and Officers” is incorporated by reference.

The Investment Adviser, a limited liability company organized under the laws of the State of Delaware, acts as investment adviser to the Fund. The Form is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the 1940 Act (Commission
File No. 801-37170).

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

The Chile Fund, Inc.

466 Lexington Avenue

New York, NY 10017

(the Fund’s Articles of Incorporation and By-laws)

Credit Suisse Asset Management, LLC

466 Lexington Avenue

New York, NY 10017

(with respect to its services as the Adviser)

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

(with respect to its services as the Sub-Adviser and the Chilean Sub-Administrator)

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

(with respect to its services as the U.S. Administrator)

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero

Apoquindo 3721, Piso 19

Santiago, Chile

(with respect to its services as the Chilean Administrator)

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

(with respect to its services as Custodian for the Fund’s U.S. assets)

PricewaterhouseCoopers LLP

Two Commerce Square

Philadelphia PA 19103

(with respect to its services as the Fund’s independent registered public accounting firm)

ITEM 33.  MANAGEMENT SERVICES

Not applicable.

ITEM 34.  UNDERTAKINGS

(1)           The Fund undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(2)           Not applicable.

(3)           Not applicable.

(4)           The Fund hereby undertakes:

(a)           To file, during any period in which offers or sales are being made pursuant to Rule 415, a post-effective amendment to the Registration Statement:

(1)           To include any prospectus required by section 10(a)(3) of the 1933 Act

(2)           To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement

(3)           To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement

(b)           That, for purposes of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)           Not applicable.

(e)           Not applicable.

(5)	(a)

For purposes of determining any liability under the 1933 Act, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)           For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 22nd day of May 2006.

THE CHILE FUND INC.

By:	/s/ Steven B. Plump
Name: Steven B. Plump
Title: Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature		Title	Date
Chief Executive Officer and
/s/ Steven B. Plump		President (Principal Executive	May 22 , 2006
Steven B. Plump		Officer)

Chief Financial Officer and
/s/ Michael A. Pignataro		Secretary (Principal Financial	May 22 , 2006
Michael A. Pignataro		and Accounting Officer)

Enrique R. Arzac*		Director and Chairman	May 22, 2006

James J. Cattano*		Director	May 22, 2006

Lawrence J. Fox*		Director	May 22, 2006

Steven N. Rappaport*		Director	May 22, 2006

Martin M. Torino*		Director	May 22, 2006

* By:	/s/ J. Kevin Gao

Attorney-in-Fact May 22, 2006

*              Original powers of attorney authorizing J. Kevin Gao and Michael A. Pignataro to execute this Registration Statement, and Amendments thereto, for each of the directors on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

Index of Exhibits

Exhibit Number	Description of Exhibits

s.1	Power of Attorney of Enrique R. Arzac

s.2	Power of Attorney of James J. Cattano

s.3	Power of Attorney of Larry J. Fox

s.4	Power of Attorney of Steven N. Rappaport

s.5	Power of Attorney of Martin M. Torino